March 30, 1998

Securities and Exchange Commission
450 Fifth Street NW
Washington, DC 20549

Re: The Parnassus Fund
    1940 Act File No. 811-4044
    1933 Act File No. 2-93131

Ladies and Gentlemen:

Enclosed herewith for filing on behalf of The Parnassus Fund, pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 is the following:

         Electronic filing of the Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A which contains a total of 95 pages.

This filing will become effective on April 1, 1998, pursuant to Rule 485 (b) of the 1933 Act. It complies with the requirements for an annual amendment to the registration statement pursuant to Regulation 270.8b-16 of the 1940 Act.


                                                                Yours truly,


                                                                Jerome L. Dodson
                                                                President

                                                     1933 Act File No.: 2-93131
                                                     1940 Act File No.: 811-4044

                       Securities and Exchange Commission
                              Washington, DC 20549


                                    Form N-1A

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933


                         Post Effective Amendment No. 16

                                     and/or

                  REGISTRATION UNDER THE INVESTMENT ACT OF 1940

                                Amendment No. 18

                              _____________________

                               THE PARNASSUS FUND

               (Exact Name of Registrant as Specified in Charter)

                        One Market - Steuart Tower #1600
                             San Francisco, CA 94105

                     (Address of Principal Executive Office)

        Registrant's Telephone Number including Area Code: (415) 778-0200

                                Jerome L. Dodson
                        One Market - Steuart Tower #1600
                             San Francisco, CA 94105

                     (Name and Address of Agent for Service)
                             ----------------------

              It is proposed that this filing will become effective

            X On April 1, 1998 pursuant to paragraph (b) of Rule 485



Issuer has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Section 270.24f-2 and the Rule 24f-2 notice for issuer's fiscal year ending December 31, 1997 was filed on February 25, 1998.

                               THE PARNASSUS FUND

                              Cross Reference Index
          ITEM                                  REFERENCE
          ----                                  ---------
Part A.   Information Required in a Prospectus
 Item 1.  Cover Page                            Cover Page (p.1)
 Item 2.  Synopsis; Fee Information             Fund Expenses (p.2)
 Item 3.  Financial Highlights                  Financial Highlights (p.3)
 Item 4.  General Description of Registrant     Investment Objective (p.4)
                                                Principal Investment
                                                Restrictions (p.6); General
                                                Information (p.13)
 Item 5.  Management of the Fund                Management (p.6); The Adviser
                                                (p.8) General Information (p.13)
 Item 6.  Capital Stock and other Securities    Distributions and Taxes (p.11);
                                                How to Purchase Shares (p.8)
                                                Management (p.6)
 Item 7.  Purchase of Securities                How to Purchase Shares (p.8)
 Item 8.  Redemption or Repurchase              How to Redeem Shares (p.10)
 Item 9.  Legal Proceedings                     None


Part B    Information Required in a Statement of Additional Information
 Item 10. Cover Page                            Cover Page (B-1)

 Item 11. Table of Contents                     Table of Contents (B-1)

 Item 12. General Information & History         General (B-8)

 Item 13. Investment Objective & Policies       Investment Objectives &
                                                Policies (B-2)

 Item 14. Management of the Registrant          Management (B-4)

 Item 15. Control Person & Principal            Control Persons (B-5)
          Holders of Securities
 Item 16. Investment Advisory & Other           The Adviser (B-5)
          Services
 Item 17. Brokerage Allocation & Other          The Adviser (B-5); Portfolio
          Practices                             Transactions and Brokerage (B-6)
 Item 18. Capital Stock & Other Securities      General (B-8)

 Item 19. Purchase, Redemption & Pricing of     Net Asset Value (B-7)
          Securities Being Offered
 Item 20. Tax Status                            Prospectus (p.13)

 Item 21. Underwriters                          Portfolio Transactions and
                                                Brokerage (B-6)
 Item 22. Calculation of Performance Data       Performance Advertising and
                                                Calculation of Total Return and
                                                Yield (B-7); Prospectus (p.12)
 Item 23. Financial Statements                  Financial Statements (B-9)

THE PARNASSUS FUND
PROSPECTUS-APRIL 1, 1998

     The Parnassus Fund (the "Fund") is a diversified open-end management investment company, managed by Parnassus Investments (the "Adviser"). The Fund's investment objective is to achieve long-term growth of capital. The Adviser chooses the Fund's investments using social as well as financial criteria. In general, the Adviser will choose investments that it believes will have a positive social impact.

     This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information ("SAI") dated April 1, 1998, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by calling or writing the Fund at the address listed above.



                                TABLE OF CONTENTS

Fund Expenses                         2      How to Purchase Shares            8
Financial Highlights                  3      How to Redeem Shares             10
The Legend of Mt. Parnassus           3      Distributions and Taxes          11
Investment Objective and Policies     4      Performance Information          12
Principal Investment Restrictions     6      General Information              13
Management                            6

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND EXPENSES

     The following table illustrates all expenses and fees that a shareholder of the Fund will incur.

      SHAREHOLDER TRANSACTION EXPENSES

      Maximum Sales Load Imposed on Purchases ............................3.5%
      Maximum Sales Load Imposed on Reinvested Dividends .................None
      Redemption Fees ....................................................None

      ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

      Management Fees....................................................0.66%
      12b-1 Fees .........................................................None
      Other Operating Expenses ..........................................0.45%
      Total Fund Operating Expenses .....................................1.11%

     The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The following example illustrates the expenses that you would pay on a $1000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.

   ONE YEAR             THREE YEARS              FIVE YEARS            TEN YEARS
      $46                   $69                      $94                $165

     The expenses shown above are cumulative--not ones you pay every year. For example, the $165 figure for ten years is not the annual expense figure, but the total cumulative expenses a shareholder would have paid for the entire ten-year period. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown. For a fuller description of expenses, see page 10 of this prospectus.

         From time to time, the Fund may direct brokerage commissions to firms that may pay certain expenses of the Fund subject to "best execution." This is done only when brokerage costs are reasonable and the Fund determines that the reduction of expenses is in the best interest of the shareholders. See page B-6 of the SAI for more information. Since the Fund did not engage in such directed brokerage in 1997 and if it does so in the future, such directed brokerage is expected to occur on an irregular basis, so the effect on the expense ratios cannot be calculated with any degree of certainty.

FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the ten years in the period ended December 31 are as follows:

                              1997       1996       1995       1994       1993       1992       1991       1990      1989       1988
                            --------------------------------------------------------------------------------------------------------
Net asset value at           $34.39     $31.77     $32.82     $31.81     $29.94     $23.53     $16.09     $20.62    $20.46    $16.16
beginning of period         --------------------------------------------------------------------------------------------------------

Income From Investment
Operations:

Net investment income(loss)  (0.14)     (0.06)      0.15       2.73       0.27        0.01       0.06      0.16       0.27    (0.05)

Net realized and
unrealized gain
(loss) on securities          10.04      3.77       0.07       1.00       4.84        8.60       8.29     (4.52)      0.30      6.90
                            --------------------------------------------------------------------------------------------------------
Total from investment
 operations                    9.90      3.71       0.22       3.73       5.11        8.61       8.35     (4.36)      0.57      6.85
                            --------------------------------------------------------------------------------------------------------
Distributions:

Dividends from net               -        -        (0.16)     (0.47)     (0.25)      (0.04)     (0.06)    (0.17)     (0.18)      -
investment income

Distributions from net
realized gain on securities   (8.55)    (1.09)     (1.11)     (2.25)     (2.99)      (2.16)     (0.85)       -       (0.23)   (2.55)
                            --------------------------------------------------------------------------------------------------------
    Total distributions       (8.55)    (1.09)     (1.27)     (2.72)     (3.24)      (2.20)     (0.91)    (0.17)     (0.41)   (2.55)
                            --------------------------------------------------------------------------------------------------------
Net asset value at end of
period                        $35.74    $34.39     $31.77     $32.82     $31.81      $29.94     $23.53    $16.09     $20.62   $20.46
                            ========================================================================================================
Total Return *                29.70%    11.68%      0.62%     11.98%     17.31%      36.80%     52.56%      2.85%    42.44% (21.16%)

Ratios/Supplemental Data:

Ratio of expenses to           1.11%     1.10%      1.02%      1.14%      1.26%       1.47%      1.51%      1.77%     1.65%    2.15%
average net assets

Ratio of net investment
income (loss) to average
net assets                    (0.44%)   (0.17%)     0.54%      0.43%      0.13%       0.02%      0.26%      0.87%     1.21%  (0.49%)

Portfolio turnover rate        68.90%    59.60%    29.10%     28.10%     21.00%      32.80%     24.61%     38.25%    11.45%   32.34%

Average commission per share** $0.024    $0.033

Net Assets, End of
Period(000)                   $337,425  $268,235  $259,133   $160,994   $98,774     $56,237    $31,833    $20,738   $23,048  $10,863


* Total return figures do not adjust for the sales charge.

**Average commission rate is calculated for the periods beginning on or after January 1, 1996.

Note: This information is taken from financial statements audited by Deloitte & Touche LLP that were published in the Fund's annual reports.



THE LEGEND OF MT. PARNASSUS

     Parnassus is a mountain in central Greece whose twin peaks rise more than 8,000 feet above sea level. A dense forest covers the slopes of Mt. Parnassus, but the summit is rocky and, most of the time, covered with snow. The mountain plays a prominent role in Greek mythology because on its southern slope, overlooking the Gulf of Corinth, lies Delphi, site of the famous oracle. Originally, the oracle belonged to Gaia, the earth goddess. Later, Mother Earth was worshipped under the name Delphyne and she controlled the oracle along with her serpent-son, Python, and her priestess-daughters who controlled the rites. Eventually, the Greek god, Apollo, took over the site, doing away with Python, but keeping the priestesses.

     The most "Greek" of the gods, Apollo represented enlightenment and civilization and presided over the establishment of cities. Identified with the development of Greek codes of law, Apollo was also the god of light, a master musician and skilled archer. Legend has it that Python, an enormous serpent raised in the caves of Mt. Parnassus, controlled the site of Delphi. When Apollo, representing civilization, challenged Python, representing anarchy, there was a heroic struggle, but the god finally killed the dragon by shooting a hundred arrows into its body.

     There were many oracles in ancient Greece, but only the one at Delphi achieved a record of reliability. Apollo's temple at Delphi soon became an enormous storehouse of treasures that were gifts of those who had consulted the oracle.

     The oracle communicated through the voice of a priestess who spoke while in a trance. The priests of Delphi, who interpreted the sayings of the priestess, obtained a great deal of knowledge and information from talking to the people who came from all over the Greek world to consult at the shrine of Apollo. Quite often, the oracle went against the prevailing wisdom of the time and, frequently, the proud were humbled and the lowly were justified.



INVESTMENT OBJECTIVE AND POLICIES

Objective

     The Fund's investment objective is to achieve long-term growth of capital. The Fund will attempt to achieve this objective by investing primarily in "equity securities" based on the criteria described below. "Equity securities" consist of common stocks or securities having the characteristics of common stocks which include convertible preferred stocks, convertible debt securities or warrants (up to 5% of total assets). There can be no assurance that the Fund will achieve its objective.

     The Fund's portfolio emphasizes equity securities issued by established companies. Established companies are defined as those that have at least $150 million in annual sales.


Selection Process

In general, the Fund's Adviser uses three basic criteria in identifying equity securities eligible for the Fund's portfolio:

 1) the stock is selling at a depressed level compared to its price history for the past five years (see I below);

 2) the issuer is financially sound with good prospects for the future (see II below); and

 3) the issuer has, in the Adviser's judgement, enlightened and progressive management (see III below).



     Generally, the Fund seeks to purchase equity securities that meet the above criteria. How the Adviser determines if a security meets these criteria is discussed below.

I. THE CONTRARIAN PRINCIPLE. The first criterion listed above can be called "contrarian" since it leads to the purchase of stocks that are out of favor with the investment community. The Adviser evaluates each security to determine whether it has:

     1) a market price whose ratio to book value per share is lower than its historical average over the past five years;

     2) a market price that has declined to 70% or less of the highest market price achieved during the past five years;

     3) a market price whose ratio to sales per share is below its historical average over the past five years; and

     4) a market price that is at a 30% or greater discount to its intrinsic value as calculated by the Adviser.

     The ratios given above are not absolute limits, but represent guidelines generally followed by the Adviser. A security may be selected for the Fund's portfolio even if it does not meet all of the above tests, but generally will not be selected if it does not meet any of such tests.

II. FINANCIAL CONSIDERATIONS. The Adviser applies financial criteria to each stock that meets its "contrarian" standards in an effort to determine whether the issuer is financially sound and has good prospects for the future. The Adviser generally considers the following factors in determining whether or not a company is financially sound:

     1) financial strength, in the form of net assets, as determined by an analysis of the company's balance sheet;

     2) total annual sales of the company compared to its sales five years ago;

     3)  earnings history and the outlook for future earnings; and

     4) the company's net cash flow.

III. QUALITATIVE FACTORS. There are also five qualitative factors that, in the Adviser's opinion, constitute "enlightened and progressive management" of issuers:

     1)  the quality of the company's products and services;

     2) the degree to which the company is marketing-oriented and stays close to the customer;

     3)  the sensitivity of the company to the communities where it operates;

     4)  the company's treatment of its employees; and

     5) the company's ability to innovate and respond well to change.


Social Policy

     The Adviser looks for certain social policies in the companies in which the Fund invests. These social policies are: (1) treating employees fairly; (2) sound environmental protection policies; (3) a good equal employment opportunity program; (4) quality products and services; (5) a record of civic commitment; and (6) ethical business practices. Obviously, no company will be perfect in all categories, but the Adviser makes value judgements in deciding which companies best meet the criteria.

     Although the Fund emphasizes positive reasons for investing in a company, our operating policies call for excluding companies that manufacture alcohol or tobacco products or are involved with gambling. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.

     The social criteria of The Parnassus Fund limit the availability of investment opportunities. However, the Trustees and the Adviser believe that there are sufficient investments available that can meet the Fund's social criteria and still enable the Fund to provide a competitive rate of return.


Other Policies

     The Parnassus Fund may invest up to 5% of its assets in community development loan funds such as those that provide financing for small business and for low and moderate income housing. The Fund will not make loans to a project itself, but rather will invest money in an intermediary community loan fund. With projects having a strong, positive social impact, the Fund may invest in obligations issued by community loan funds at below-market interest rates. Generally, there is no secondary market, and thus no liquidity, for these investments. In general, the Fund seeks to invest in community organizations that have had a successful record in making these kinds of loans and that are deemed creditworthy by the Adviser.

     The Fund may purchase foreign securities up to a maximum of 15% of the value of its total net assets. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as: exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable change can increase its value). The Fund may also invest up to 5% of its total net assets in venture capital limited partnerships. These investments will not be liquid and will likely involve a higher degree of risk than most portfolio securities.

     Under normal circumstances, the Fund will have virtually all of its assets invested in equity securities. However, for temporary defensive purposes or pending the investment of the proceeds from sales of shares of the Fund or sales of portfolio securities, or for other reasons at the discretion of the Adviser, all or part of the assets may be invested in money market instruments or in investment grade, long-term debt securities. The Fund may also enter into repurchase agreements, which basically involve the purchase by the Fund of debt securities and their resale at an agreed-upon price. While the Fund intends to be fully "collateralized" as to such agreements, and the collateral will be marked to market daily, if the entity obligated to repurchase from the Fund defaults or enters bankruptcy, there may be delays and expenses in liquidating the securities, a possible decline in their value and potential loss of interest.

     The Fund may also lend its portfolio securities to broker-dealers and other institutional borrowers to generate income. The Fund will receive collateral to secure the borrower's obligation; however, if the borrower defaults on its obligation, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss in rights in the collateral. See the Statement of Additional Information for further details on repurchase agreements and securities lending.

PRINCIPAL INVESTMENT RESTRICTIONS

     The Fund is subject to certain investment restrictions which are fundamental policies and, as such, cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The Fund's investment objective is such a policy, as are restrictions that provide that the Fund may not: (i) with respect to 75% of its net assets, invest more than 5% of the value of its net assets in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 25% of the value of its total assets in securities of issuers in any one industry; or (iii) borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the Fund's total assets. (Generally, the Fund will not make additional investments while such borrowings are outstanding.) It is possible for the Fund to make limited investments in the securities of other investment companies. Additional information about the Fund's investment restrictions is contained in the Statement of Additional Information.

     It is the position of the Securities and Exchange Commission ("SEC") (and an operating although not a fundamental policy of the Fund) that the Fund may not make certain illiquid investments if thereafter more than 15% of the value of its net assets would be so invested. Investments included in this 15% limit are: (i) those which are restricted, i.e., those which cannot freely be sold for legal reasons; (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the 15% limit does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under section 4 (2) of the Securities Act of 1933, as amended ("1933 Act"), or securities eligible for resale under Rule 144A of the 1933 Act that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees.

     Unless otherwise stated, the Fund's investment policies are operating policies, i.e., non-fundamental, and may be changed by the Board of Trustees without shareholder approval.


MANAGEMENT

     The Fund's Board of Trustees decides on matters of general policy and supervises the activities of the Fund's Adviser. The Fund's officers conduct and supervise the daily business operations of the Fund. The Trustees and officers are listed below, together with their principal occupations during at least the past five years.

     Jerome L. Dodson*, 54, President and Trustee, is also President of Parnassus Investments. From 1975 to 1982, Mr. Dodson served as President and Chief Executive Officer of Continental Savings and Loan Association in San Francisco. From 1982 to 1984, he was President of Working Assets Money Fund and he also served as a Trustee from 1988 to 1991. He is a graduate of the University of California at Berkeley and of Harvard University's Graduate School of Business Administration where he concentrated in finance. Mr. Dodson is the Fund's portfolio manager. He is also President and Trustee of The Parnassus Income Trust.

     David L. Gibson, 58, Trustee, is an attorney in private practice specializing in taxation and personal financial planning. From 1973 to 1984, he was with the Crown Zellerbach Corporation where he served as tax counsel and, later, as Director of Public Affairs. Mr. Gibson is active in civic affairs and his special interests include senior citizens and environmental protection. He holds a bachelor's degree in business administration from Virginia Polytechnic Institute, an MBA from Golden Gate University, a JD from Washington and Lee University and an LLM from William and Mary. Mr. Gibson is also a Trustee of The Parnassus Income Trust.

     Gail L. Horvath, 48, Trustee, is co-owner and director of new product development at Just Desserts, a San Francisco-based bakery and cafe. A co-founder of Just Desserts, her experience includes market research, product planning and product development. For four years, she served as a director of Continental Savings of America. She is a graduate of Ohio State University. Ms. Horvath is also a Trustee of The Parnassus Income Trust.

     Herbert A. Houston, 54, is the Chief Executive Officer of the Haight-Ashbury Free Clinics, Inc. Previously, he worked as Development Director for the National Association for Sickle Cell Disease, Vice President of the Bay Area Black United Fund and as an executive for the Combined Federal Campaign and the United Way of the Bay Area. He is a graduate of California State University at Hayward and holds a Master's degree in Public Administration & Health Services from the University of Southern California. Mr. Houston is also a Trustee of The Parnassus Income Trust.

     Cecilia C.M. Lee, 54, is President of Ultra Media, a Silicon Valley-based electronics firm. She is active in community affairs with the Stanford Children's Hospital and the Cupertino Children's Choir. Ms. Lee is a Director of the Tech Museum of Innovation and the Asian-American Manufacturers Association. She is also on the Advancement Board of the West Valley-Mission Community College. She received a bachelor's degree from the National Music and Art Institute of Taiwan. Ms. Lee is also a Trustee of The Parnassus Income Trust.

     Leo T. McCarthy, 67, is President of the Daniel Group, a partnership involved in foreign trade. His current directorships include Linear Technology, Open Data Systems and the U.S. National Gambling Impact Study Commission. He has also served as a Regent of the University of California. From 1969 to 1982, he served as a member of the California State Assembly, six years as Speaker. From 1983 to 1995, he served as Lieutenant Governor of the State of California where his major responsibility was economic development. He holds a B.S. from the University of San Francisco and a J.D. from San Francisco Law School and is licensed to practice law in California. Mr. McCarthy is also a Trustee of The Parnassus Income Trust and a Director of the Forward Global Fund, another mutual fund.

     Donald E. O'Connor, 61, is a retired executive who spent 28 years as Vice President of Operations for the Investment Company Institute, (the "ICI" is the trade association of the mutual fund industry.) During that period, he also spent 10 years as Chief Operating Officer of the ICI Mutual Insurance Company. Prior to joining the ICI, he spent six years with the SEC, including four years as Branch Chief of Market Surveillance. He currently serves as a Trustee of the Advisors Series Trust, another mutual fund. He is a graduate of The George Washington University and holds a Masters in Business Administration from the same institution. Mr. O'Connor is also a Trustee of The Parnassus Income Trust.

     Howard M. Shapiro, 66, is a consultant to non-profit organizations specializing in marketing, fund-raising and organizational structure. Previously, he worked for 28 years in marketing, advertising and public relations. He is Chairman of the Board of the Portland Housing Authority and is Vice Chairman of the Board of the Albina Community Bank in Portland. He also serves on the Board of Oregon's State Accident Insurance Fund and the Multnomah County Investment Council. Mr. Shapiro is a graduate of the University of Washington. He is also a Trustee of The Parnassus Income Trust. He is no relation to Joan Shapiro.

     Joan Shapiro, 55, is a consultant in development banking, community reinvestment, ethical investing and corporate social responsibility. For 20 years, she worked with the South Shore Bank of Chicago, most recently as Executive Vice President. She is a former President of the Social Investment Forum, the national trade association of the social investment industry. Active in Chicago's civic and cultural life for 25 years, she is a Governor of International House of the University of Chicago and a member of the President's Council of Cornell Women. She is a graduate of Cornell University. Ms. Shapiro is also a Trustee of The Parnassus Income Trust. She is no relation to Howard Shapiro.

     Howard Fong, 52, Vice President and Treasurer, is also Vice President of Parnassus Investments. Mr. Fong began his career as an examiner with the California Department of Savings and Loan. In 1979, he joined Continental Savings where he worked until 1988, most recently as Senior Vice President and Chief Financial Officer. He joined The Parnassus Fund in 1989. Mr. Fong graduated from San Francisco State University with a degree in business administration. Mr. Fong is also Vice President and Treasurer of The Parnassus Income Trust.

     Richard D. Silberman, 60, Secretary, is an attorney specializing in business law. He has been general counsel to The Parnassus Fund since its inception. He holds a bachelor's degree in business administration from the University of Wisconsin, a Bachelor of Law, also from the University of Wisconsin and a Master of Law from Stanford University. He is a member of both the Wisconsin and California Bars. Mr. Silberman is also Secretary and general counsel of The Parnassus Income Trust.

*Denotes "interested" trustee as defined in the Investment Company Act of 1940.

The Adviser

     Parnassus Investments (the "Adviser"), One Market-Steuart Tower #1600, San Francisco, California 94105, acts as investment adviser to the Fund, subject to the control of the Fund's Board of Trustees, and as such, supervises and arranges the purchase and sale of securities held in the portfolio of the Fund. The Adviser has had 13 years of experience managing the Fund.

     For its services, the Fund, under an Investment Advisory Agreement (the "Agreement") between the Fund and the Adviser, pays the Adviser a fee, computed and payable at the end of each month, at the following annual percentages of the Fund's average daily net assets: 1.00% of the first $10 million in assets; 0.75% of the amount above $10 million in assets up to $30 million; 0.70% of the amount above $30 million up to $100 million; 0.65% of the amount above $100 million up to $200 million; and 0.60% of the amount above $200 million. For 1997, the Fund paid the Adviser 0.66% of its average daily net assets.

     In addition to the fee payable to the Adviser, the Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian, transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends;
(viii) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund;
(x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute and the Social Investment Forum; (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations which the Fund may have to indemnify its officers and Trustees with respect thereto. In allocating brokerage transactions, the investment advisory agreement states that the Adviser may, subject to its obligation to obtain best execution, consider research provided by brokerage firms or whether those firms sold shares of the Fund. See page B-6 of the SAI for more information on brokerage and portfolio transactions.


HOW TO PURCHASE SHARES

     Because the sales charge on its shares is lower than that charged by many other investment companies which impose a sales charge, The Parnassus Fund is what is commonly called a "low load" fund.

     Shares of the Fund may be purchased by sending a check directly to the Adviser, which is also the Fund's principal underwriter ("Distributor") (see "Direct Purchase of Shares" below), or by ordering shares through a broker-dealer which is a member of the National Associations of Securities Dealers, Inc. and has signed a sales agreement with the Distributor (see "Purchases through a Broker-Dealer" below). The purchase price per share is the offering price, which is the net asset value per share as of the next calculation after the order is placed, plus a sales charge calculated as follows:


--------------------------------------------------------------------------------
 SALES CHARGE AS A PERCENTAGE OF
--------------------------------------------------------------------------------
                                                                 DEALER DISCOUNT
                                          OFFERING   NET ASSET   AS A PERCENTAGE
 AMOUNT OF TRANSACTION AT OFFERING PRICE    PRICE       VALUE     OFFERING PRICE
--------------------------------------------------------------------------------
 Less than $15,000                           3.5%        3.63         3.5%
 $15,000 but less than $25,000               3.0         3.09         3.0%
 $25,000 but less than $50,000               2.5         2.56         2.5%
 $50,000 but less than $100,000              2.0         2.04         2.0%
 $100,000 but less than $250,000             1.5         1.52         1.5%
 $250,000 but less than $500,000             1.0         1.01         1.0%
 $500,000 but less than $1,000,000           0.5         0.50         0.5%
 $1,000,000 or more                                 No Sales Charge

     Investors in the following categories may combine their purchases into a single transaction to qualify for a reduced sales charge: 1) an individual, his or her spouse and their children purchasing for his, her or their own account(s) and 2) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account.

         Certain categories of people may invest in The Parnassus Fund without paying a sales charge. These categories include Trustees, officers and employees of The Parnassus Fund and the Fund's investment adviser, representatives registered with the National Association of Securities Dealers, Inc., custodial accounts qualifying under Section 403(b) or Section 401(k) of the Internal Revenue Code, pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and discretionary accounts of bank trust departments or registered investment advisers. Investors may be charged a transaction or other fee in connection with purchases or redemptions of Fund shares at net asset value (i.e., without a sales charge) on their behalf by an investment adviser, a brokerage firm or other financial institution.


Statement of Intention (Letter of Intent)

     A single investor may also obtain the reduced sales charges shown above by completing a Statement of Intention. By expressing in writing an intent to invest $15,000 or more within a thirteen-month period, a single investor may obtain the reduced sales charges shown above. To receive the reduced sales charge, you can complete the "letter of intent" section on the application or write your own letter of intent.

     While a shareholder is not obligated to fulfill a letter of intent, if the goal is not met, the purchaser is required to pay the difference between the sales charge actually paid and the one that would otherwise have been due had no Statement of Intention been signed.


Rights of Accumulation

     A single investor may also obtain a cumulative quantity discount (known as a right of accumulation) by adding his or her current purchase to the net asset value (at the close of business on the previous day) of all shares previously purchased and still owned in the Fund. The applicable sales charge is then based on this total. A shareholder may also add the total of any investment in The Parnassus Income Trust to The Parnassus Fund total for purposes of calculating the sales charge. To benefit from any right of accumulation (ROA), a shareholder must identify any ROA links to other accounts and communicate these links to the Fund's shareholder service staff.


Other Information

     The Fund also offers additional services to investors, including plans for the systematic investment and withdrawal of money, as well as IRA and SEP plans. Information about these plans is available from the Distributor.

     The minimum initial investment in the Fund is $2,000 except for retirement plans, accounts opened pursuant to a Uniform Transfers to Minors Act (UTMA) or a Uniform Gifts to Minors Act (UGMA), and PAIP accounts which have a $500 minimum initial investment. The minimum additional investment is $50. The Distributor reserves the right to reject any order.


Direct Purchase of Shares

     An investor should complete and mail an application form and send it along with a check payable to The Parnassus Fund. It should be sent to the Fund at the following address:

                               The Parnassus Fund
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105

     An initial investment must be at least $2,000 except for PAIP accounts, UGMA accounts and certain employee benefit plans or tax qualified retirement plans (e.g. IRA(S), SEP(S)) which have a $500 minimum. Subsequent investments for all accounts must be at least $50. With subsequent investments, shareholders should write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. The investment will be processed at the public offering price calculated on the same business day it is received if it arrives before 1:00 p.m. San Francisco time; otherwise, it will be processed the next business day.

Purchases Via Parnassus Automatic Investment Plan (PAIP)

     After making an initial investment to open an account, a Fund shareholder may purchase additional shares ($50 minimum) via the Parnassus Automatic
Investment Plan (PAIP). On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your Fund account on the day of your choice (3rd or 18th day of the month). You can elect this option by filling out the PAIP section on the new account form. For further information, call the Fund and ask for the free brochure called "Automatic Investing and Dollar-Cost Averaging."


Purchases Through A Broker-Dealer

     Broker-dealers may place orders on behalf of clients by calling the Distributor. If a client places an order with a broker-dealer prior to 1:00 p.m. San Francisco time on any business day (see below) and the broker-dealer forwards the order to the Distributor prior to 1:00 p.m. San Francisco time on that day, the order will be processed at the offering price calculated as of 1:00 p.m. that same day. Otherwise, the order will be processed at the offering price next calculated, typically as of the close of the New York Stock Exchange ("NYSE") the next business day. The broker-dealer is responsible for placing purchase orders promptly with the Distributor and for forwarding payment within three business days.


Net Asset Value

     The Fund's net asset value per share is ordinarily determined as of the close of trading on the NYSE, usually 4:00 p.m. Eastern time, on each day that the NYSE is open for trading ("business day") and on any other day that there is a sufficient degree of trading in investments held by the Fund to affect the net asset value, except that the net asset value may not be determined on any day that there are no transactions in shares of the Fund. The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. In general, the value of the Fund's portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. See the Statement of Additional Information for details.


Telephone Transfers

     Shareholders who elect to use telephone transfer privileges must so indicate on the account application form. The telephone transfer privilege allows a shareholder to effect exchanges from the Fund into an identically registered account in another one of The Parnassus Funds (e.g., The Parnassus Income Trust). Neither the Fund nor Parnassus Investments will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Fund and Parnassus Investments will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Procedures may include one or more of the following: recording all telephone calls requesting telephone exchanges, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone exchange is made. The Fund and Parnassus Investments may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transfers and may choose to make all exchanges in writing. The telephone exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.


HOW TO REDEEM SHARES

     You may sell or redeem your Fund shares by offering them for "repurchase" or "redemption" directly to the Fund or through your dealer. If you offer shares through your dealer before the close of the New York Stock Exchange and your dealer transmits your offer to the Distributor before 1:00 p.m. (San Francisco time) that day, you will receive that day's price. Your dealer may charge for this service, but you can avoid this charge by selling your shares directly to the Fund as described below.

     To sell your shares directly to the Fund (that is, to redeem your shares), you must send your written instructions to the Fund at One Market-Steuart Tower #1600, San Francisco, California 94105. You may also send your redemption instructions by FAX to (415) 778-0228 if the redemption is less than $25,000. Your shares will be redeemed at the net asset value next determined after receipt by the Fund of your written instructions in proper form. Give your account number and indicate the number of shares you wish to redeem. All owners of the account must sign unless the account application states that only one signature is necessary for redemptions. All redemption checks must be sent to the address-of-record on the account. The Fund must have a change-of-address on file for 30 days before we send redemption or distribution checks to the new address. Otherwise, we require a signature guarantee or the check must be sent to the old address. If you wish to have redemption proceeds sent by wire transfer or by overnight mail, there will be a charge of $10 per transaction. The Fund usually requires additional documents when shares are registered in the name of a corporation, agent or fiduciary or if you are a surviving joint owner. In the case of a corporation, we usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, we usually require an authorizing document. In the case of a surviving joint owner, we usually require a copy of the death certificate. Contact the Fund by phone at (800) 999-3505 if you have any questions about requirements for redeeming your shares.

     If the Fund has received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Fund will promptly send you a check for the proceeds from the sale. Ordinarily, the Fund must send you a check within seven days unless the New York Stock Exchange is closed for other than weekends or holidays. However, payment may be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the date of such purchase) necessary to determine that the purchase check will be honored. Rules of the Securities and Exchange Commission also authorize delayed redemptions during periods when trading on the Exchange is restricted or during an emergency which makes it impractical for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period authorized by the Commission for the protection of investors.

     REINVESTMENT PRIVILEGE. If you redeem some or all of your shares and then change your mind, you may reinvest them without sales charge at the net asset value if you do so within 60 days. This privilege may be exercised only once by a shareholder with respect to this Fund. However, a shareholder has not used up this one-time privilege if the sole purpose of a prior redemption was to invest the proceeds at net asset value in an Individual Retirement Account or SEP. If the shareholder has realized a gain on the redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may not be allowed as a tax deduction depending on the amount reinvested. If a shareholder redeems shares from the Fund and invests the proceeds in shares of The Parnassus Income Trust, the shareholder may reinvest the proceeds of the redemption of those shares back into the Fund at any time without a sales charge. The Fund resumes the right to modify or eliminate this exchange privilege in the future.

     REDEMPTION OF SMALL ACCOUNTS. The Trustees may, in order to reduce the expenses of the Fund, redeem all of the shares of any shareholder whose account is worth less than $500 as a result of a redemption. The Fund will give shareholders whose shares are being redeemed 60 days' prior written notice in which to purchase sufficient shares to avoid such redemption.


DISTRIBUTIONS AND TAXES

     By paying out substantially all its net investment income (among other things), the Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to continue to qualify and, if so, it will not pay federal income tax on either its net investment income or on its net capital gains. Instead, each shareholder will be responsible for his or her own taxes. All dividends from net investment income together with distributions of short-term capital gains (collectively, "income dividends"), will be taxable as ordinary income to shareholders even though paid in additional shares. Tax-exempt and tax-deferred shareholders, of course, will not be required to pay taxes on any amount paid to them. IRAs and other
tax-deferred   retirement   accounts   are  not  required  to  pay  taxes  until
distribution.

     Any net long-term capital gains ("capital gain distributions") distributed to shareholders are taxable as such to shareholders. Tax-exempt and tax-deferred shareholders, of course, will not be required to pay taxes on any amounts paid to them. As a result of tax law changes enacted in 1997, there are different maximum federal income tax rates applicable to your capital gain distributions if you are a noncorporate taxpayer depending on the Fund's holding period and your marginal rate of federal income tax -- generally, 28% for gains recognized on securities held for more than one year but not more than 18 months and 20% (10% if you are in the 15% marginal tax bracket) for gains recognized on securities held for more than 18 months.

     Income dividends and capital gain distributions will ordinarily be paid once a year, and they are taxable in the year received. For the convenience of investors, all payments are made in shares of the Fund, and there is no sales charge for this reinvestment. Shareholders who prefer to receive payment of income dividends and/or capital gain distributions in cash should notify the Fund at least five days prior to the payment date. Annually, you will receive on Form 1099 the dollar amount and tax status of all distributions you received.

     The Fund may be required to impose backup withholding at a rate of 31% from any income dividends and capital gain distributions and upon payment of redemption proceeds. Shareholders can eliminate any backup withholding requirements by furnishing certification of taxpayer identification numbers and reporting dividends.

     To the extent that income dividends are derived from qualifying dividends paid by domestic corporations whose shares are owned by the Fund, such dividends, in the hands of the Fund's corporate shareholders, will be eligible for the 70% dividends received deduction. Individuals do not qualify for this deduction---only corporations.

     The dividend and capital gain distribution is usually made in December of each year. If an investor purchases shares just before the distribution date, he or she will be taxed on the distribution even though it's a return of capital.


PERFORMANCE INFORMATION

     From time to time, the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods. The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund, from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price (maximum sales charge) and that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund. Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value. Quotations of "overall return" are the same as "total return" except that "overall return" calculations do not deduct the sales charge.

Performance  Figures

FOR PERIODS ENDING                      AVERAGE ANNUAL          AVERAGE ANNUAL
DECEMBER 31, 1997                       TOTAL RETURN            OVERALL RETURN
One Year                                   25.16%                   29.70%
Five Years                                 13.06%                   13.87%
Ten Years                                  16.11%                   16.52%

     Total return is the return to an individual shareholder after paying the maximum sales charge.

     Overall return gives the investment performance of the Fund. Overall return does not take into account payment of the sales charge. This return figure should be used for comparative purposes such as comparing The Parnassus Fund's performance to published returns in newspapers and magazines.


     The Fund may also advertise its cumulative total return for prior periods and compare its performance to the performance of other selected mutual funds, selected market indicators such as the Standard & Poor's 500 Composite Stock Price Index or non-market indices or averages of mutual fund industry groups.

     The Fund may quote its performance rankings and/or other information as published by recognized independent mutual fund statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which the ranking relates, the number of funds in that category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All Fund performance information is historical and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

     The Fund's annual report contains additional performance information including a discussion by management. You may obtain a copy of the annual report without charge by calling or writing the Fund.

GENERAL INFORMATION

     The Fund was organized as a Massachusetts business trust on April 4,1984. The Declaration of Trust provides the Trustees will not be liable for errors of judgement or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust provides that the Fund's shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten per cent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Fund will continue indefinitely.

     Parnassus Investments may also arrange for third parties to provide certain services including account maintenance, recordkeeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay Parnassus Investments an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund's average daily net assets. Parnassus Investments will not keep any of this fee for itself, but will instead use the fee to pay the third-party service providers. (Service providers who do not maintain an omnibus account for their clients will be limited to a fee of 0.10% per annum paid by the Fund. Parnassus Investments, however, may elect to pay such service providers an additional 0.15% from its own funds for a total not to exceed 0.25% per annum.)

Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Fund's independent auditors.

Union Bank of California, 475 Sansome Street, San Francisco, California 94111, has been selected as the custodian of the Fund's assets.

Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Fund's transfer agent and accounting agent. Jerome L. Dodson, the Fund's President, is the sole stockholder of Parnassus Investments.

INVESTMENT ADVISER
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105

LEGAL COUNSEL
Richard D. Silberman, Esq.
465 California Street #1020
San Francisco, California 94104

AUDITORS
Deloitte & Touche LLP
50 Fremont Street
San Francisco, California 94105

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco, California 94111

DISTRIBUTOR
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105

www.parnassus.com

                               The Parnassus Fund
                                   One Market
                               Steuart Tower #1600
                             San Francisco, CA 94105
                                 (415) 778-0200



                STATEMENT OF ADDITIONAL INFORMATION April 1, 1998




This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's prospectus dated April 1, 1998, a copy of which may be obtained by calling or writing the Fund at the address listed above.





                                TABLE OF CONTENTS

                                                             Cross-reference to
                                              Page           page in prospectus

Investment Objective and Policies              B-2                    4
   Investment Restrictions                     B-2
   Operating Policies                          B-3                    6
   Repurchase Agreements                       B-3
   Lending Portfolio Securities                B-3
Management                                     B-4                    8
Performance                                    B-7                    18
Net Asset Value                                B-7                    14
Shareholder Services                           B-7                    11
General                                        B-8                    19
Financial Statements                           B-9

                       Investment Objectives and Policies

     The investment objective of the Fund is to realize long-term growth of capital. The Fund's strategy with respect to the composition of its portfolio is described in the prospectus.

Investment Restrictions
-----------------------

     The Fund has adopted the following restrictions (in addition to those indicated in the prospectus) as fundamental policies which may not be changed without the approval of the holders of a "majority" (as defined in the Investment Company Act of 1940 (the "1940 Act") of the Fund's outstanding shares. A vote of the holders of a "majority" (as so defined) of the Fund's outstanding shares means a vote of the holders of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Fund may not:

   (1) With respect to 75% of its total net assets, purchase any security, other than obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), if as a result: (i) more than 5% of the Fund's total net assets would then be invested in securities of a single issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of any one issuer.

   (2) Purchase any security if, as a result, the Fund would have 25% or more of its net assets (at current value) invested in a single industry.

   (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

   (4) Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

   (5) Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Fund will not make additional purchases while borrowings are outstanding.

   (6) Buy or sell commodities or commodity contracts including futures contracts or real estate, real estate limited partnerships or other interests in real estate although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

   (7) Act as underwriter except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

   (8) Participate on a joint (or joint and several) basis in any trading account in securities.

   (9) Invest in securities of other registered investment companies except that the Fund may invest up to 10% of its assets (taken at current value) in other funds, but no more than 5% of its assets in any one fund and the Fund may not own more than 3% of the outstanding voting shares of any one fund except as part of a merger, consolidation or other acquisition.

   (10) Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases although it may invest in the common stocks of companies which invest in or sponsor such programs.

   (11) Make loans except through repurchase agreements; however, the Fund may engage in securities lending and may also acquire debt securities and other obligations consistent with the Fund's investment objective and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

Operating Policies
------------------

The Fund has adopted the following operating policies which may be changed by a vote of the majority of the Fund's Trustees:

(1) The Fund may purchase warrants up to a maximum of 5% of the value of its total net assets.

(2) The Fund may not hold or purchase foreign currency except as may be necessary in the settlement of foreign securities transactions.

Repurchase Agreements
---------------------

     The Fund may purchase the following securities subject to repurchase agreements: certificates of deposit, certain bankers' acceptances and securities which are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time the Fund purchases a security, the Fund also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities." The Adviser will consider the creditworthiness of any vendor of repurchase agreements and continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date.

     If there is a default, the Resold Securities constitute security for the repurchase obligation and will be promptly sold by the Fund. However, there may be delays and costs in establishing the Fund's rights to the collateral and the value of the collateral may decline. The Fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights.

     Repurchase agreements can be considered as loans "collateralized" by the Resold Securities (such agreements being defined as "loans" in the 1940 Act). The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian either directly or through a securities depository.

Lending Portfolio Securities
----------------------------

     To generate additional income, the Fund may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. The Fund must receive 102% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. While the Fund does not have the right to vote securities that are on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and the Fund can demand repayment at any time.


                                   MANAGEMENT

The Trustees and Officers of the Fund are as follows:

                                                      Principal Occupation
Name and Address            Position with Fund       During Past Five Years
----------------            ------------------       ----------------------
Jerome L. Dodson*               President        President of The Parnassus Fund
One Market                     and Trustee       an President and Director of
Steuart Tower #1600                              Parnassus Investments since
San Francisco, CA 94105                          June of 1984.

Howard Fong                   Vice President     Vice President and Treasurer of
The Parnassus Fund             and Treasurer     The Parnassus Fund and of
One Market                                       Parnassus Investments since
Steuart Tower #1600                              February of 1989.
San Francisco, CA 94105

David L. Gibson                   Trustee        Attorney in private practice.
5840 Geary Boulevard
San Francisco, CA 94118

Gail L. Horvath                   Trustee        Owner and Director of New
Just Desserts                                    Product Development at Just
1970 Carroll Avenue                              Desserts.
San Francisco, CA 94124

Herbert A. Houston                Trustee        Chief Executive Officer of the
Haight Ashbury Free Clinics                      Haight Ashbury Free Clinics,
Presidio Building 1003                           Inc.
O'Reilly Avenue
P.O. Box 29917
San Francisco, CA 94129

Cecilia C.M. Lee                  Trustee        President of Ultra Media, a
2048 Corporate Court                             Silicon Valley-based
San Jose, CA 95131                               electronics firm.

Leo T. McCarthy                   Trustee        President of the Daniel Group,
One Market                                       a partnership involved in
Steuart Tower #1600                              foreign trade. A former member
San Francisco, CA 94105                          of the California State
                                                 Assembly from 1969-1982 and
                                                 former Lieutenant Governor of
                                                 the State of California from
                                                 1983-1995.

Donald E. O'Connor                Trustee       Retired. Executive for the
One Market                                      Investment Company Institute
Steuart Tower #1600                             1969-1997.
San Francisco, CA 94105

Howard M. Shapiro                 Trustee       Consultant to non-profit
American Bank Building                          organizations specializing in
621 SW Morrison Street,                         marketing, fund-raising and
Ste. #600                                       organizational structure.
Portland, OR 97205

Joan Shapiro                       Trustee      Consultant in development
One Market                                      banking, community reinvestment,
Steuart Tower #1600                             ethical investing, and corporate
San Francisco, CA 94105                         social responsibility. Executive
                                                with South Shore Bank of Chicago
                                                1977-1997.

Richard D. Silberman              Secretary     Attorney specializing in
465 California St. #1020                        business and securities law.
San Francisco, CA 94104                         Private practice.


The Fund pays each of its Trustees who is not affiliated with the Adviser or the Distributor annual fees of $10,500 in addition to reimbursement for certain out-of-pocket expenses. The Trustees and Officers of the Fund as a group own less than 1% of the Fund's outstanding shares.

*"Interested" Trustee as defined in the 1940 Act.


                                 CONTROL PERSONS

     As of December 31, 1997, no shareholder owned more than 5% of the outstanding securities of the Fund. Trustees and Officers of The Parnassus Fund owned less than 1% of the outstanding shares.

The Adviser
-----------

     Parnassus Investments acts as the Fund's investment adviser. Under Parnassus Investment's Investment Advisory Agreement ("Agreement") with the Fund, Parnassus Investments acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the Fund in accordance with its investment objective, policies and limitations. Parnassus Investments also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments and pays the salaries and fees of all officers and all Trustees of the Fund who are "interested persons." Parnassus Investments also provides the management and administrative services necessary for the operation of the Fund including supervising relations with the custodian, transfer agent, independent accountants and attorneys. The Adviser also prepares all shareholder communication, maintains the Fund's records, registers the Fund's shares under state and federal laws and does the staff work for the Board of Trustees.

     The Agreement provides that the Adviser shall not be liable to the Fund for any loss to the Fund except by reason of the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     The Fund pays the Adviser a fee for services performed at the annual rate of 1% of the Fund's average daily net assets up to $10 million, then declining to 0.75% of assets above $10 million up to $30 million, 0.70% above $30 million up to $100 million, 0.65% above $100 million to $200 million, 0.60% of the amount above $200 million. Any such reductions are accrued and paid in the same manner as the Adviser's fee and are subject to readjustment during the year. During 1995, 1996 and 1997, the Fund paid to Parnassus Investments under the investment advisory contract the sums of $1,582,602, $1,736,345 and $2,120,608, respectively.

     As the Fund's underwriter, Parnassus Investments makes a continuous offering of the Fund's shares and receives fees and commissions for distributing the Fund's shares. For 1995, 1996 and 1997, Parnassus Investments received $1,897,143, $663,213 and $447,056, respectively, of which amounts the following was paid to other broker/dealers: $564,362 in 1995, $220,044 in 1996 and $156,972 in 1997.

Portfolio Transactions and Brokerage
------------------------------------

     The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgement, implement the policy of the Fund to achieve "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Fund and/or other accounts of the Adviser. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts for which it exercises investment discretion and that the Adviser shall use its judgement in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services.

     The Fund recognizes in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question. The Adviser is also authorized in the Agreement to consider sales of Fund shares as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution," as defined above.

     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Adviser receives for the Fund's brokerage commissions, whether or not useful to the Fund, may be useful to the Adviser in managing the accounts of the Adviser's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund. To the extent that electronic or other products provided by brokers are used by the Adviser for research purposes, the Adviser will use its best judgement to make a reasonable allocation of the cost of the product attributable to non-research use.

     The Adviser may also use brokerage commissions to reduce certain expenses of the Fund subject to "best execution." For example, the Adviser may enter into an agreement to have a brokerage firm pay part or all of the Fund's custodian fee since this benefits the Fund's shareholders.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased directly from an issuer in which case, no commissions or discounts are paid.

In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     During 1995, 1996 and 1997, the Fund paid $578,760,  $617,143 and $574,269, respectively, in brokerage commissions. Of those amounts, the following was paid in conjunction with research services: $317,075 in 1995, $327,624 in 1996 and $525,000 in 1997.

     Parnassus Investments has clients other than The Parnassus Fund that have objectives similar to the Fund. Normally, orders for securities trades are placed separately for each client. However, some recommendations may result in simultaneous buying or selling of securities along with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders, and in some situations, orders for different clients may be grouped together. In certain cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.

                             PERFORMANCE ADVERTISING

     The Fund's average annual total return (computed in the manner described in the prospectus) for the one, five and ten year periods ending December 31, 1997 was 25.16%, 13.06% and 16.11%. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance.

                                 NET ASSET VALUE

     In determining the net asset value of the Fund's shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the New York Stock Exchange (which is currently 4:00 pm New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities traded on The Nasdaq Stock Market are also valued at the last recorded sale price as of 4:00 pm New York time. Other unlisted securities are valued at the quoted bid price in the over-the-counter market. Bonds and other fixed-income securities are valued by a third-party pricing service. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value) if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.

                              SHAREHOLDER SERVICES

Statement of Intention
----------------------

     Reduced sales charges are available to investors who enter into a written Statement of Intention (Letter of Intent) providing for the purchase within a thirteen-month period of a specified number of shares of the Fund. All shares of the Fund previously purchased and still owned are also included at the then net asset value in determining the applicable reduction.

     A  Statement  of  Intention  permits  a  purchaser  to  establish  a  total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal as if it were a single investment. Shares totaling

3.5% of the dollar amount of the Statement of Intention will be held in escrow by the Transfer Agent in the name of the shareholder. The effective date of a Statement of Intention may be back-dated up to 90 days in order that investments made during this 90-day period, valued at purchaser's cost, can be applied to the fulfillment of the Statement of Intention goal.

     The Statement of Intention does not obligate the investor to purchase nor the Fund to sell the indicated amount. In the event the Statement of Intention goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales commission otherwise applicable to the purchases made during this period and sales charges actually paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales commission, a price adjustment is made by refunding to the purchaser the amount of excess sales commissions, if any, paid during the thirteen-month period. Investors electing to purchase shares of the Fund pursuant to a Statement of Intention should carefully read such Statement of Intention.

Systematic Withdrawal Plan
--------------------------

     A Systematic Withdrawal Plan (the "Plan") is available for shareholders having shares of the Fund with a minimum value of $10,000 based upon the offering price. The Plan provides for monthly checks in an amount not less than $100 or quarterly checks in an amount not less than $200.

     Dividends and capital gain distributions on shares held under the Plan are invested in additional full and fractional shares at net asset value. Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and capital gain distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may invest $10,000 or more in a Systematic Withdrawal
Plan, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to the purchase of additional shares.

Tax-Sheltered Retirement Plans
------------------------------

     Through the Distributor, retirement plans are available: Individual Retirement Accounts (IRAs) and Simplified Employee Pension Plans (SEPs). Adoption of such plans should be on advice of legal counsel or tax adviser. Retirement accounts have a minimum initial investment of $500 and each subsequent investment must be at least $50. For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.


                                     GENERAL

     The Fund was organized as a Massachusetts business trust on April 4, 1984. Its Declaration of Trust permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share.
Certificates representing shares will not be issued. Upon the Fund's liquidation, all shareholders would share pro rata in its net assets available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional series of shares or classes thereof which may have separate assets and liabilities and which may differ from each other as to dividends and other features. Shares of each series or class thereof would be entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Trustees.

     The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgement thereon. Thus, while Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Fund would be unable to meets its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgement or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Fund's independent auditors.

Union Bank of California, 475 Sansome Street, San Francisco, California 94111, has been selected as the custodian of the Fund's assets. Shareholder inquiries should be directed to the Fund.

Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Fund's transfer agent and accounting agent. As transfer agent, Parnassus Investments receives a fee of $2.30 per account per month. As accounting agent, Parnassus Investments receives a fee of $70,000 per year. Jerome L. Dodson, the Fund's President, is the sole stockholder of Parnassus Investments.

                              FINANCIAL STATEMENTS

         The Fund's Annual Report to Shareholders dated December 31, 1997, is expressly incorporated by reference and made a part of this Statement of Additional Information. A copy of the Annual Report which contains the Fund's audited financial statements for the year ending December 31, 1997, may be obtained free of charge by writing or calling the Fund.

                                     PART C
                                OTHER INFORMATION


Item 24. Financial Statements and Exhibits

           (a) Financial Statements

               (i) Selected financial highlights from January 1, 1988, through December 31, 1997, appears in Part A.

               (ii) Audited financial statements as of December 31, 1997, are incorporated by reference. These statements appear in the annual report dated December 31, 1997, and are on file with the Commission. Financial statements include statement of assets and liabilities, statement of operations, statement of changes in net assets, Portfolio of Investments by Industry Classification, notes to financial statements and independent auditors' report.

           (b) Exhibits

               (1) Declaration of Trust: Amended and Restated as of March 30, 1998: included

               (2) By-laws: Amended and Restated as of March 30, 1998: included

               (3) Not applicable

               (4) Not applicable

               (5) Investment advisory contract: Amended as of March 30, 1998: included

               (6) Distribution agreement and dealer agreement: on file

               (7) Not applicable

               (8) Custodian agreement: on file

               (9) Shareholder Servicing Plan and Agreement: on file

               (10) Opinion and Consent of Counsel: on file

               (11) Consent of Deloitte & Touche LLP: included

               (12) Not applicable

               (13) Investment letters: on file

               (14) Individual Retirement Account Form: included; Simplified Employee Pension Plan: on file; Roth IRA: included

               (15) Not applicable

               (16) Schedule for computation of each performance quote: included


Item 25. Persons Controlled by or under Common Control with Registrant:
         Registrant is not controlled by or under common control with any other person, except to the extent Registrant may be deemed to be under common control with The Parnassus Income Trust by virtue of having the same individuals as Trustees.

Item 26. Number of Holders of Securities: As of December 31, 1997, there were 20,550 holders of the Registrant's shares of beneficial interest.

Item 27. Indemnification: Under the provisions of the Fund's Declaration of Trust, the Fund will indemnify its present or former Trustees, officers, employees and certain other agents against liability incurred in such capacity except that no such person may be indemnified if there has been an adjudication of liability against that person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 28. The Fund's investment adviser, Parnassus Investments, is the investment adviser to The Parnassus Income Trust and also serves as investment adviser for separate portfolios.

Item 29. (a) Parnassus Investments serves as underwriter for both The Parnassus Fund and The Parnassus Income Trust.

         (b) The officers and directors of Parnassus Investments are as follows:


Name and Principal
Business Address           Position with Distributor    Position with Registrant
----------------           -------------------------    ------------------------
Jerome L. Dodson             President and Director       President and Trustee
One Market
Steuart Tower #1600
San Francisco, CA 94105

Howard Fong                      Treasurer                 Vice President and
One Market                                                     Treasurer
Steuart Tower #1600
San Francisco, CA 94105

Susan Loughridge                 Secretary                       None
One Market
Steuart Tower #1600
San Francisco, CA 94105

Thao N. Dodson                   Director                        None
One Market
Steuart Tower #1600
San Francisco, CA 94105

              (c) None

Item 30. Location of Accounts and Records: All accounts, books and records are in the physical possession of Jerome L. Dodson at Registrant's headquarters at One Market, Steuart Tower #1600, San Francisco, CA 94105.

Item 31. Management Services: Discussed in Part A.

Item 32. Not applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City and County of San Francisco and the State of California on the 28th day of March 1998.

                                                  The Parnassus Fund

                                                  (Registrant)


                                                  By:___________________________
                                                  Jerome L. Dodson
                                                  President



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                           Title                        Date
---------                           -----                        ----


                              Principal Executive Officer        March 27, 1998
----------------------              and Trustee                  --------------
 Jerome L. Dodson



                              Principle Financial and            March 27, 1998
----------------------           Accounting Officer              --------------
Howard Fong


                                     Trustee                     March 27, 1998
----------------------                                           --------------
David L. Gibson


                                     Trustee                     March 27, 1998
----------------------                                           --------------
Gail L. Horvath


                                     Trustee                     March 27, 1998
----------------------                                           --------------
Herbert A. Houston


                                     Trustee                     March 27, 1998
----------------------                                           --------------
Cecilia C.M. Lee


                                     Trustee                     March 27, 1998
----------------------                                           --------------
Leo T. McCarthy


                                     Trustee                     March 27, 1998
----------------------                                           --------------
Donald E. O'Connor


                                     Trustee                     March 27, 1998
-----------------------                                          --------------
Howard M. Shapiro


                                     Trustee                     March 27, 1998
-----------------------                                          --------------
Joan Shapiro

                                LIST OF EXHIBITS


(1)      Declaration of Trust: Amended and Restated as of March 30, 1998

(2)      By laws: Amended and restated as of March 30, 1998

(5)      Investment Advisory Agreement: Amended as of March 30, 1998

(11)     Consent of Deloitte & Touche LLP

(14)     Individual Retirement Account Form & Roth IRA

(16)     Schedule for computation of each performance quote

                                                                      EXHIBIT 1
                               THE PARNASSUS FUND


                              AMENDED AND RESTATED
                              DECLARATION OF TRUST



         DECLARATION OF TRUST, made April 2, 1984, as amended, and as restated effective March 30, 1998:

         WHEREAS, the Trustees desire to establish a trust fund under the laws of the Commonwealth of Massachusetts, for the investment and reinvestment of funds contributed thereto;

         NOW THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed under this Declaration of Trust IN TRUST as herein set forth below.

         FIRST:  This Trust shall be known as THE PARNASSUS FUND.

         SECOND: Whenever used herein, unless otherwise required by the context or specifically provided:

         1. All terms used in this Declaration of Trust which are defined in the 1940 Act shall have the meanings given to them in the 1940 Act.

         2. The "Trust" refers to THE PARNASSUS FUND.

         3. "Shareholder" means a record owner of Shares of the Trust.

         4. The "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustees.

         5. "Shares" means the equal proportionate units of interest into which the beneficial interest of each Series or Class thereof shall be divided from time to time and includes fractions of shares as well as whole shares (all of the units of a Series or of a single Class may be referred to as "Shares" as the context may require).

         6. "Series" refers to series of Shares of the Trust established in accordance with the provisions of Article FOURTH.

         7. "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article FOURTH.

         8. The "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

         9. "Commission" means the Securities and Exchange Commission.

         10."Board" or "Board of Trustees" means the Board of Trustees of the Trust.

         11. In this Declaration of Trust, the masculine embraces the feminine.

         THIRD: The purpose or purposes for which the Trust is formed and the business or objects to be transacted, carried on and promoted by it are as follows:

         1. To hold, invest and reinvest its funds, and in connection therewith to hold part or all of its funds in cash, and to purchase or otherwise acquire, hold for investment or otherwise, sell, sell short, assign, negotiate, transfer, exchange or otherwise dispose of or turn to account or realize upon, securities (which term "securities" shall for the purposes of this Declaration of Trust, without limitation of the generality thereof, be deemed to include any stocks, shares, bonds, debentures, notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets) created or issued by any issuer (which term "issuer" shall for the purposes of this Declaration of Trust, without limitation of the generality thereof be deemed to include any persons, firms, associations, corporations, syndicates, combinations, organizations, governments, or subdivisions thereof) or in any other financial instruments whether or not considered as securities or commodities; and to exercise, as owner or holder of any securities or other financial instruments, all rights, powers and privileges in respect thereof; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any or all such securities or other financial instruments.

         2. To borrow money and pledge assets in connection with any of the objects or purposes of the Trust, and to issue notes or other obligations evidencing such borrowings, to the extent permitted by the 1940 Act and by the Trust's fundamental investment policies under the 1940 Act.

         3. To issue and sell its Shares in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration
(including without limitation thereto, securities or other financial instruments) now or hereafter permitted by the laws of the Commonwealth of Massachusetts and by this Declaration of Trust, as the Trustees may determine.

         4. To purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the Shareholders of the Trust) its Shares, in any manner and to the extent now or hereafter permitted by the laws of Massachusetts and by this Declaration of Trust.

         5. To conduct its business in all its branches at one or more offices in Massachusetts and elsewhere in any part of the world, without restriction or limit as to extent.

         6. To carry out all or any of the foregoing objects and purposes as principal or agent, and alone or with associates or, to the extent now or hereafter permitted by the laws of Massachusetts, as a member of, or as the owner or holder of any stock of, or share of interest in, any issuer, and in connection therewith to make or enter into such deeds or contracts with any issuers and to do such acts and things and to exercise such powers, as a natural person could lawfully make, enter into, do or exercise.

         7. To do any and all such further acts and things and to exercise any and all such further powers as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing purposes or objects.

         The foregoing objects and purposes shall, except as otherwise expressly provided, be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Articles of this Declaration of Trust, and shall each be regarded as independent and construed as powers as well as objects and purposes, and the enumeration of specific purposes, objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Trust now or hereafter conferred by the laws of the Commonwealth of Massachusetts nor shall the expression of one thing be deemed to exclude another, though it be of like nature, not expressed; provided, however, that the Trust shall not carry on any business, or exercise any powers, in any state, territory, district or country except to the extent that the same may lawfully be carried on or exercised under the laws thereof.

         FOURTH: (a) The beneficial interest in the Trust shall be divided into such transferable Shares, without par value, of one or more separate and distinct Series or Classes thereof as the Trustees shall from time to time create and establish. The number of Shares is unlimited and upon issuance in accordance with the terms hereof shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion and without obtaining any prior authorization or vote of the Shareholders of the Trust, to create and establish (and to change in any manner) Shares with such preferences, terms of conversion, voting powers, rights and privileges as the Trustees may from time to time determine, to divide or combine the Shares into a greater or lesser number, to classify or reclassify any unissued Shares into one or more Series or Classes of Shares, to abolish any one or more Series or Classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares or 1/1,000ths of a Share or multiple thereof. The Trustees, in their discretion without a vote of the Shareholders, may divide the Shares of any Series into Classes. In such event, each Class of a Series shall represent interests in the assets of that Series and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that expenses allocated to a Class of a Series may be borne solely by such Class as shall be determined by the Trustees and a Class of a Series may have exclusive voting rights with respect to matters affecting only that Class. Without limiting the authority of the Trustees set forth in this Article FOURTH to establish and designate Series or Classes, the Trustees have established and designated the Series of Shares and Classes, if any, listed in Schedule A attached hereto and made a part hereof.

         (b) The establishment of any Series or Class in addition to those set forth in (a) above shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class thereof. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may by a majority vote abolish that Series and the establishment and designation thereof. At any time that there are no shares outstanding of any particular Class of a Series, the Trustees may by a majority vote abolish that Class and the establishment and designation thereof. The Trustees by a majority vote may change the name of any Series or Class.

         (c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the Series in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes, and shall be referred to as assets belonging to that Series. The assets belonging to a particular Series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in Trust for the benefit of the holders of Shares of that Series. The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series except that liabilities and expenses allocated solely to a particular Class shall be borne by that Class. Any general liabilities, expenses, costs, charges or reserves of the Trust or Series which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees in their sole discretion deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. See Article EIGHTH, paragraph 1.

         (d) The ownership of Shares shall be recorded in the books of the Trust or a transfer agent. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust or any transfer agent, as the case may be, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each.

         (e) The Trustees shall accept investments in the Trust from such persons and on such terms as they may from time to time authorize.

         (f) Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

         FIFTH: The following provisions are hereby adopted with respect to voting Shares of the Trust and certain other rights:

         1. The Shareholders shall have power to vote (i) for the election of Trustees to the extent provided in the By-Laws, (ii) with respect to the amendment of this Declaration of Trust as provided in Article EIGHTH, paragraph 12, (iii) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (iv) with respect to such additional matters relating to the Trust as may be required by the 1940 Act or authorized by law, by this Declaration of Trust, or the By-Laws of the Trust or any registration statement of the Trust with the Commission or any State, or as the Trustees may consider desirable. On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except: (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Classes, then only the Shareholders of such Class or Classes shall be entitled to vote thereon.

         2. At all meetings of Shareholders each Shareholder shall be entitled to one vote for each Share standing in his name on the books of the Trust on the date, fixed in accordance with the By-Laws, for determination of Shareholders entitled to vote at such meeting except (if so determined by the Board of Trustees) for Shares redeemed prior to the meeting. Any fractional Share shall carry proportionately all the rights of a whole Share, including the right to vote and the right to receive dividends. The presence in person or by proxy of the holders of one-third of the Shares outstanding and entitled to vote thereat shall constitute a quorum at any meeting of the Shareholders. If at any meeting of the Shareholders there shall be less than a quorum present, the Shareholders present at such meeting may, without further notice, adjourn the same from time to time until a quorum shall attend, but no business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted had the meeting not been adjourned.

         3. Each Shareholder, upon request to the Trust in proper form determined by the Trust, shall be entitled to require the Trust to redeem all or any part of the Shares standing in the name of the Shareholder. The method of computing such net asset value, the time at which such net asset value shall be computed and the time within which the Trust shall make payment therefor, shall be determined as hereinafter provided in Article SEVENTH of this Declaration of Trust. Notwithstanding the foregoing, the Trustees, when permitted or required to do so by the 1940 Act, may suspend the right of the Shareholders to require the Trust to redeem Shares.

         4. No Shareholder shall, as such holder, have any right to purchase or subscribe for any security of the Trust which it may issue or sell, other than such right, if any, as the Trustees, in their discretion, may determine.

         5. Notwithstanding anything elsewhere contained in this Declaration of Trust or in the By-Laws of the Trust, so long as the By-Laws of the Trust do not provide for regular annual meetings of Shareholders of the Trust, the
Shareholders of the Trust shall have such rights, and the Trust, the Board of Trustees, and the Trustees shall have such obligations as would exist if the Trust were a common law trust covered by Section 16(c) of the 1940 Act. In the event that the Trust has outstanding two or more Series, each such Series shall be considered as if it were a separate common law trust covered by said Section 16(c). However, the Trust may at any time or from time to time apply to the Commission for one or more exemptions from all or part of said Section 16(c) and, if an exemptive order or orders are issued by the Commission, such order or orders shall be deemed part of said Section 16(c) for the purposes of this paragraph 5.

         SIXTH: The person who shall act as initial Trustees are the persons initially executing this Declaration of Trust or any counterpart thereof.

         However, the By-Laws of the Trust may fix the number of Trustees at a number greater than that of the number of initial Trustees and may authorize the Trustees to increase or decrease the number of Trustees, to fill the vacancies created by any such increase in the number of Trustees, to set and alter the terms of office of the Trustees and to lengthen or lessen their own terms or make their terms of indefinite duration, all subject to the 1940 Act. Unless otherwise provided by the By-Laws of the Trust, the Trustees need not be Shareholders.

         SEVENTH: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Trust and of the Trustees and Shareholders.

         1. As soon as any Trustee is duly elected by the Shareholders or the Trustees and shall have accepted this trust, the Trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees without any further act or conveyance, and he shall be deemed a Trustee hereunder.

         2. The death, declination, resignation, retirement, removal, or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

         3. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. Except as provided in this Declaration of Trust, no Shareholder shall have, as such holder of beneficial interest in the Trust, any authority, power or right whatsoever to transact business for or on behalf of the Trust, or on behalf of the Trustees, in connection with the property or assets of the Trust, or in any part thereon, except the rights to receive the income and distributable amounts arising therefrom as set forth herein.

         4. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall not in any way be bound or limited by present or future laws or customs in regard to Trust investments, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion, shall deem proper to accomplish the purposes of this Trust. Subject to any applicable limitation in this Declaration of Trust or in the By-Laws of the Trust, the Trustees shall have power and authority:

                  (a) to adopt By-Laws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders;

                  (b) to elect and remove such officers and appoint and terminate such officers as they consider appropriate with or without cause;

                  (c) to employ a bank or trust company as custodian of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the By-Laws;

                  (d) to retain a transfer agent and Shareholder servicing agent, or both;
                  (e) to provide for the distribution of Shares either through a principal underwriter or the Trust itself or both;

                  (f) to set record dates in the manner provided for in the By-Laws of the Trust;

                  (g) to delegate such authority as they consider desirable to any officers of the Trust and to any agent, custodian or underwriter;

                  (h) to vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property held in Trust hereunder; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

                  (i) to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities held in trust hereunder;

                  (j) to hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees, subject in either case to proper safeguards according to the usual practice of Massachusetts business trusts or investment companies;

                  (k) to consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust;

                  (l) to compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

                  (m)  to  make,   in  the  manner   provided  in  the  By-Laws,
distributions of income and of capital gains to Shareholders;

                  (n) to borrow money to the extent and in the manner permitted by the 1940 Act and the Trust's fundamental policy thereunder as to borrowing; and

                  (o) to enter into investment advisory or management contracts, subject to the 1940 Act, with any one or more corporations, partnerships, trusts, associations or other persons; if the other party or parties to any such contract are authorized to enter into securities transactions on behalf of the Trust, such transactions shall be deemed to have been authorized by all of the Trustees.

         5. No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred by the Trustees or upon their order.

         6. (a) The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription to any Shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust shall include a recitation limiting the obligation represented thereby to the Trust and its assets (but the omission of such a recitation shall not operate to bind any Shareholder).

                  (b) Except as otherwise provided in this Declaration of Trust or the By-Laws, whenever this Declaration of Trust calls for or permits any action to be taken by the Trustees hereunder, such action shall mean that taken by the Board of Trustees by vote of the majority of a quorum of Trustees as set forth from time to time in the By-Laws of the Trust or as required pursuant to the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

                  (c) The Trustees shall possess and exercise any and all such additional powers as are reasonably implied from the powers herein contained such as may be necessary or convenient in the conduct of any business or enterprise of the Trust, to do and perform anything necessary, suitable, or proper for the accomplishment of any of the purposes, or the attainment of any one or more of the objects, herein enumerated, or which shall at any time appear conducive to or expedient for the protection or benefit of the Trust, and to do and perform all other acts or things necessary or incidental to the purposes herein before set forth, or that may be deemed necessary by the Trustees.

                  (d) The Trustees shall have the power to determine conclusively whether any moneys, securities, or other properties of the Trust property are, for the purposes of this Trust, to be considered as capital or income and in what manner any expenses or disbursements are to be borne as between capital and income whether or not in the absence of this provision such moneys, securities, or other properties would be regarded as capital or income and whether or not in the absence of this provision such expenses or disbursements would ordinarily be charged to capital or to income.

         7. The By-Laws of the Trust may divide the Trustees into classes and prescribe the tenure of office of the several classes, but no class shall be elected for a period shorter than that from the time of the election following the division into classes until the next meeting of Shareholders.

         8. The Shareholders shall have the right to inspect the records, documents, accounts and books of the Trust, subject to reasonable regulations of the Trustees, not contrary to Massachusetts law, as to whether and to what extent, and at what times and places, and under what conditions and regulations, such right shall be exercised.

         9. Any Trustee, or any officer elected or appointed by the Trustees or by any committee of the Trustees or by the Shareholders or otherwise, may be removed at any time, with or without cause, in such lawful manner as may be provided in the By-Laws of the Trust.

         10. If the By-Laws so provide, the Trustees shall have power to hold their meetings, to have an office or offices and, subject to the provisions of the laws of Massachusetts, to keep the books of the Trust outside of said Commonwealth at such places as may from time to time be designated by them.

         11. Securities held by the Trust shall be voted in person or by proxy by the President or a Vice-President, or such officer or officers of the Trust as the Trustees shall designate for the purpose, or by a proxy or proxies thereunto duly authorized by the Trustees, except as otherwise ordered by vote of the holders of a majority of the Shares outstanding and entitled to vote in respect thereto.

         12. (a) Subject to the provisions of the 1940 Act, any Trustee, officer or employee, individually, or any partnership of which any Trustee, officer or employee may be a member, or any corporation or association of which any Trustee, officer or employee may be an officer, director, trustee, employee or stockholder, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Trust, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated; provided that in case a Trustee, or a partnership, corporation or association of which a Trustee is a member, officer, director, trustee, employee or stockholder is so interested, such fact shall be disclosed or shall have been known to the Trustees or a majority thereof; and any Trustee who is so interested, or who is also a director, officer, trustee, employee or stockholder of such other corporation or association or a member of such other corporation or association or a member of such partnership which is so interested, may be counted in determining the existence of a quorum at any meeting of the Trustees which shall authorize any such contract or transaction, and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not such director, officer, trustee, employee or stockholder of such other trust or corporation or association or a member of a partnership so interested.

                  (b) Specifically, but without limitation of the foregoing, the Trust may enter into a management or investment advisory contract or underwriting contract and other contracts with, and may otherwise do business with any manager or investment adviser and/or any sub-adviser for the Trust and/or principal underwriter of the Shares of the Trust or any subsidiary or affiliate of any such manager or investment adviser and/or sub-adviser and/or principal underwriter and may permit any such firm or corporation to enter into any contracts or other arrangements with any other firm or corporation relating to the Trust notwithstanding that the Board of the Trust may be composed in part of partners, directors, officers or employees of any such firm or corporations, and officers of the Trust may have been or may be or become partners, directors, officers or employees of any such firm or corporation, and in the absence of fraud the Trust and any such firm or corporation may deal freely with each other, and no such contract or transaction between the Trust and any such firm or corporation shall be invalidated or in any way affected thereby, nor shall any Trustee or officer of the Trust be liable to the Trust or to any Shareholder or creditor thereof or to any other person for any loss incurred by it or him solely because of the existence of any such contract or transaction; provided that nothing herein shall protect any Trustee or officer of the Trust against any liability to the Trust or to its security holders to which he would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  (c) (1) As used in this paragraph the following terms shall have the meanings set forth below:

                       (i) the  term  "indemnitee"  shall  mean any  present  or
                           former Trustee, officer or employee of the Trust, any present or former Trustee or officer of another trust or corporation whose securities are or were owned by the Trust or of which the Trust is or was a creditor and who served or serves in such capacity at the request of the Trust, any present or former investment adviser, sub-adviser or principal underwriter of the Trust and the heirs, executors, administrators, successors and assigns of any of the foregoing; however, whenever conduct by an indemnitee is referred to, the conduct shall be that of the original indemnitee rather than that of the heir, executor, administrator, successor or assignee;

                      (ii) the  term   "covered   proceeding"   shall  mean  any
                           threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which an indemnitee is or was a party or is threatened to be made a party by reason of the fact or facts under which he or it is an indemnitee as defined above;

                     (iii) the term  "disabling  conduct"  shall mean  willful
                           misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office in question;

                      (iv) the  term  "covered   expense"  shall  mean  expenses
                           (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and

                       (v) the term  "adjudication  of liability" shall mean, as
                           to any covered proceeding and as to any indemnitee, an adverse determination as to the indemnitee whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent.

                  (d) The Trust shall not indemnify any indemnitee for any covered expenses in any covered proceeding if there has been an adjudication of liability against such indemnitee expressly based on a finding of disabling conduct.

                  (e) Except as set forth in (d) above, the Trust shall indemnify any indemnitee for covered expenses in any covered proceeding, whether or not there is an adjudication of liability, upon request of the indemnitee for such indemnification.

                  (f) Covered  expenses  incurred by an indemnitee in connection with a covered proceeding shall be advanced by the Trust to an indemnitee prior to the final disposition of a covered proceeding upon the request of the indemnitee and the undertaking by or on behalf of the indemnitee to repay the advance if the indemnitee shall be adjudicated to not be entitled to indemnification under this Article or otherwise under the 1940 Act.

                  (g) Nothing herein shall be deemed to affect the right of the Trust and/or any indemnitee to acquire and pay for any insurance covering any or all indemnitees to the extent permitted by the 1940 Act or to affect any other indemnification rights to which any indemnitee may be entitled to the extent permitted by the 1940 Act.

         13. (a) The term "Net Asset Value" of any Series shall mean that amount by which the assets of that series exceed its liabilities, all as determined by or under the direction of the Trustees. Net Asset Value per Share shall be determined separately for each Series of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination may be made on a Series-by-Series or Class-by-Class basis, as appropriate, and shall include any expenses allocated to a specific Series or Class. The determination shall be made with respect to securities for which market quotations are readily available at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any order of the Commission applicable to the Series. The Trustees may delegate any of their powers and duties under this paragraph 13 with respect to appraisal of assets and liabilities. At any time the Trustees may cause the Net Asset Value per Share last determined to be determined again in a similar manner and may fix the time when such redetermined values shall become effective.

                  (b) Payment of the net asset value of Shares of the Trust properly surrendered to it for redemption shall be made by the Trust within seven days after tender of such Shares to the Trust for such purpose plus any period of time during which the right of the holders of the shares of the Trust to require the Trust to redeem such shares has been suspended. Any such payment may be made in portfolio securities of the Trust and/or in cash, as the Trustees shall deem advisable, and no Shareholder shall have a right, other than as determined by the Trustees, to have his Shares redeemed in kind.

         EIGHTH:

         1. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability. This Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

         2. It is hereby expressly declared that a trust and not a partnership is created hereby. No Trustee hereunder shall have any power to bind personally either the Trust's officers or any Shareholder. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

         3. The exercise by the Trustees of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of paragraph 2 of this Article EIGHTH, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and the subject to the provisions of paragraph 2 of this Article EIGHTH, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

         4. This Trust shall continue without limitation of time but subject to the provisions of sub-sections (a), (b) and (c) of this paragraph 4.

         (a) The Trustees, with the favorable vote of the holders of more than 50% of the outstanding Shares entitled to vote may sell and convey the assets of the Trust (which sale may be subject to the retention of assets for the payment of liabilities and expenses) to another issuer for a consideration which may be or include securities of such issuer. Upon making provision for the payment of liabilities, by assumption by such issuer or otherwise, the Trustees shall distribute the remaining proceeds ratably among the holders of the Shares of the Trust then outstanding.

         (b) The Trustees, with the favorable vote of the holders of more than 50% of the outstanding Shares entitled to vote, may at any time sell and convert into money all the assets of the Trust. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust, the Trustees shall distribute the remaining assets of the Trust ratably among the holders of the outstanding Shares.

         (c) Upon completion or the distribution of the remaining proceeds or the remaining assets as provided in sub-sections (a) and (b), the Trust shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged.

         5. The original or a copy of this instrument and of each declaration of trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each Supplemental Declaration of Trust shall be filed with the Massachusetts Secretary of State, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such Supplemental Declarations of Trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such Supplemental Declaration of Trust. In this instrument or in any such Supplemental Declaration of Trust, references to this instrument, and all expressions like "herein," "hereof" and "hereunder" shall be deemed to refer to this instrument as amended or affected by any such Supplemental Declaration of Trust. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

         6. The trust set forth in this instrument is created under and is to be governed by and construed and administered according to the laws of the Commonwealth of Massachusetts. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

         7. The Board of Trustees is empowered to cause the redemption of the Shares held in any account in the aggregate net asset value of such Shares (taken at cost or value, as determined by the Board) has been reduced by a Shareholder to $500 or less upon such notice to the Shareholders in question, with such permission to increase the investment in question and upon such other terms and conditions as may be fixed by the Board of Trustees in accordance with the 1940 Act.

         8. In the event that any person advances the organizational expenses of the Trust, such advances shall become an obligation of the Trust subject to such terms and conditions as may be fixed by, and on a date fixed by, or determined in accordance with criteria fixed by the Board of Trustees, to be amortized over a period or periods to be fixed by the Board.

         9. Whenever any action is taken under this Declaration of Trust under any authorization to take action which is permitted by the 1940 Act, such action shall be deemed to have been properly taken if such action is in accordance with the construction of the 1940 Act then in effect as expressed in "no action" letters of the staff of the Commission or any release, rule, regulation or order under the 1940 Act or any decision of a court of competent jurisdiction, notwithstanding that any of the foregoing shall later be found to be invalid or otherwise reversed or modified by any of the foregoing.

         10. Any action which may be taken by the Board of Trustees under this Declaration of Trust or its By-Laws may be taken by the description thereof in the then effective prospectus or Statement of Additional Information relating to the Shares under the Securities Act of 1933 or in any proxy statement of the Trust rather than by formal resolution of the Board.

         11. Whenever under this Declaration of Trust, the Board of Trustees is permitted or required to place a value on assets of the Trust, such action may be delegated by the Board, and/or determined in accordance with a formula determined by the Board, to the extent permitted by the 1940 Act.

         12. If authorized by the vote of the Trustees, the Trustees shall amend or otherwise supplement this instrument, by making a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof; any such Supplemental Declaration of Trust may be executed by and on behalf of the Trust and the Trustees by any officer or officers of the Trust. A restated Declaration of Trust, integrating into an single instrument all of the provisions of the Declaration of Trust which are then in effect and operative, may be executed from time to time by a majority of the Trustees. Notwithstanding the forgoing, no amendment that would have a material adverse impact upon the rights of the shareholders may be made without the favorable vote of the holders of more than 50% of the outstanding Shares entitled to vote, or by any larger vote which may be required by applicable law in a particular case.

         NINTH:  The  resident  agent  for  the  Fund   in the  Commonwealth  of
Massachusetts shall be: The United States Corporation Company, P.O. Box 591, Wilmington, DE 19899-0591.

         IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this Amended and Restated Declaration of Trust as of the 30th day of March 1998.



------------------------------------        ---------------------------------
Jerome L. Dodson                            David L. Gibson

------------------------------------        ---------------------------------
Gail L. Horvath                             Herbert A. Houston

------------------------------------        ---------------------------------
Cecilia C.M. Lee                            Leo T. McCarthy

------------------------------------        ---------------------------------
Donald E. O'Connor                          Howard M. Sharpiro

------------------------------------
Joan Shapiro

                                                                      EXHIBIT 2

                THE PARNASSUS FUND and THE PARNASSUS INCOME TRUST

                                RESTATED BY-LAWS

                              As of March 27, 1998

                                    ARTICLE I
                                  SHAREHOLDERS

         Section 1. Place of Meeting. All meetings of the Shareholders (which term as used herein shall, together with all other terms defined in the Declaration of Trust, have the same meaning as in the Declaration of Trust) shall be held at the principal office of the Trust or at such other place as may from time to time be designated by the Board of Trustees and stated in the notice of meeting.

         Section 2. Calling of Meetings. Meetings of the Shareholders for any purpose or purposes (including the election of Trustees) may be called by the Chairman of the Board of Trustees, if any, or by the President or by the Board of Trustees and shall be called by the Secretary upon receipt of the request in writing signed by Shareholders holding not less than one-third in amount of the entire number of Shares issued and outstanding and entitled to vote thereat. Such request shall state the purpose or purposes of the proposed meeting.

         Section 3. Notice of Meetings. Not less than ten days' and not more than ninety days' written or printed notice of every meeting of Shareholders, stating the time and place thereof (and the general nature of the business proposed to be transacted at any special or extraordinary meeting), shall be given to each Shareholder entitled to vote thereat by leaving the same with him or at his residence or usual place of business or by mailing it, postage prepaid and addressed to him at his address as it appears upon the books of the Trust.

         No notice of the time, place or purpose of any meeting of Shareholders need be given to any Shareholder who attends in person or by proxy or to any Shareholder who, in writing executed and filed with the records of the meeting, either before or after the holding thereof, waives such notice.

         Section 4. Record Dates. The Board of Trustees may fix, in advance, a date, not exceeding ninety days and not less than ten days preceding the date of any meeting of Shareholders, and not exceeding ninety days preceding any dividend payment date or any date for the allotment of rights, as a record date for the determination of the Shareholders entitled to receive such dividends or rights, as the case may be; and only Shareholders of record on such date shall be entitled to notice of and to vote at such meeting or to receive such dividends or rights, as the case may be.

         Section 5. Quorum, Adjournment of Meetings. The presence in person or by proxy of the holders of record of one-third of the Shares of the stock of the Trust issued and outstanding and entitled to vote thereat, shall constitute a quorum at all meetings of the Shareholders. If at any meeting of the Shareholders there shall be less than a quorum present, the Shareholders present at such meeting may, without further notice, adjourn the same from time to time until a quorum shall attend, but no business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted had the meeting not been adjourned.

         Section 6. Voting and Inspectors. At all meetings of Shareholders every Shareholder of record entitled to vote thereat shall be entitled to vote at such meeting either in person or by proxy appointed by instrument in writing subscribed by such Shareholder or his duly authorized attorney-in-fact.

         All elections of Trustees shall be had by a plurality of the votes cast and all questions shall be decided by a majority of the votes cast, in each case at a duly constituted meeting, except as otherwise provided in the Declaration of Trust or in these By-Laws or by specific statutory provision superseding the restrictions and limitations contained in the Declaration of Trust or in these By-Laws.

         At any election of Trustees, the Board of Trustees prior thereto may, or, if they have not so acted, the Chairman of the meeting may, and upon the request of the holders of ten per cent (1 0%) of the Shares entitled to vote at such election shall, appoint two inspectors of election who shall first subscribe an oath of affirmation to execute faithfully the duties of inspectors at such election with strict impartiality and according to the best of their ability, and shall after the election make a certificate of the result of the vote taken. No candidate for the office of Trustee shall be appointed such inspector.

         The Chairman of the meeting may cause a vote by ballot to be taken upon any election or matter, and such vote shall be taken upon the request of the holders of ten per cent (10%) of the Shares entitled to vote on such election or matter.

         Section 7. Conduct of Shareholders' Meetings. The meetings of the Shareholders shall be presided over by the Chairman of the Board of Trustees, if any, or if he shall not be present, by the President, or if he shall not be present, by a Vice-President, or if neither the Chairman of the Board of Trustees, the President nor any Vice-President is present, by a chairman to be elected at the meeting. The Secretary of the Trust, if present, shall act as Secretary of such meetings, or if he is not present, an Assistant Secretary shall so act; if neither the Secretary nor an Assistant Secretary is present, then the meeting shall elect its secretary.

         Section 8. Concerning Validity of Proxies, Ballots, Etc. At every meeting of the Shareholders, all proxies shall be received and taken in charge of and all ballots shall be received and canvassed by the secretary of the meeting, who shall decide all questions touching the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless inspectors of election shall have been appointed as provided in Section 6, in which event such inspectors of election shall decide all such questions.


                                   ARTICLE II
                                BOARD OF TRUSTEES

         Section 1. Number of Tenure of Office. The business and property of the Trust shall be conducted and managed by a Board of Trustees consisting of nine
(9) persons, which number may be increased or decreased as provided in Section 2 of this Article. The Board of Trustees may sit and alter the terms of office of the Trustees, may lengthen or lessen their own terms or make their terms of indefinite duration, all subject to the 1940 Act. Trustees need not be Shareholders. No one shall continue to serve as an independent Trustee after the end of the calendar year in which that person achieves the age of seventy-five
(75).

         Section 2. Increase or Decrease in Number of Trustees; Removal. The Board of Trustees may increase the number of Trustees to a number not exceeding fifteen, and may elect Trustees to fill the vacancies created by any such increase in the number of Trustees; the Board of Trustees may likewise decrease the number of Trustees to a number not less than three. Vacancies occurring other than by reason of any such increase shall be filled as provided for a Massachusetts business corporation. In the event that after proxy material has been printed for a meeting of Shareholders at which Trustees are to be elected any one or more management nominees dies or becomes incapacitated, the authorized number of Trustees shall be automatically reduced by the number of such nominees, unless the Board of Trustees prior to the meeting shall otherwise determine. Any Trustee at any time may be removed either with or without cause by resolution duly adopted by the affirmative votes of the holders of the majority of the Shares of the Trust present in person or by proxy at any meeting of Shareholders at which such vote may be taken, provided that a quorum is present, or by such larger vote as may be required by Massachusetts law. Any Trustee at any time may be removed for cause by resolution duly adopted at any meeting of the Board of Trustees provided that notice thereof is contained in the notice of such meeting and that such resolution is adopted by the vote of at least two thirds of the Trustees whose removal is not proposed. As used herein, "for cause" shall mean any cause which under Massachusetts law would permit the removal of a Trustee of a business trust.

         Section 3. Place of Meeting. The Trustees may hold their meetings, have one or more offices, and keep the books of the Trust outside Massachusetts, at any office or offices of the Trust or at any other place as they may from time to time by resolution determine, or, in the case of meetings, as they may from time to time by resolution determine or as shall be specified or fixed in the respective notices or waivers of notice thereof.

         Section 4. Regular Meetings. Regular meetings of the Board of Trustees shall be held at such time and on such notice, if any, as the Trustees may from time to time determine.

         Section 5. Special Meetings. Special meetings of the Board of Trustees may be held from time to time upon call of the Chairman of the Board of Trustees, if any, the President or two or more of the Trustees, by oral or telegraphic or written notice duly served on or sent or mailed to each Trustee not less than one day before such meeting. No notice need be given to any Trustee who attends in person or to any Trustee who, in writing executed and filed with the records of the meeting either before or after the holding thereof, waives such notice. Such notice or waiver of notice need not state the purpose or purposes of such meeting.

         Section 6. Quorum. One-third of the Trustees then in office shall constitute a quorum for the transaction of business, provided that a quorum shall in no case be less than two Trustees. If at any meeting of the Board there shall be less than a quorum present (in person or by open telephone line, to the extent permitted by the 1940 Act), a majority of those present may adjourn the meeting from time to time until a quorum shall have been obtained. The act of the majority of the Trustees present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by statute, by the Declaration of Trust or by these By-Laws.

         Section 7. Executive Committee. The Board of Trustees may, by the affirmative vote of a majority of the entire Board, elect from the Trustees an Executive Committee to consist of such number of Trustees as the Board may from time to time determine. The Board of Trustees by such affirmative vote shall have power at any time to change the members of such Committee and may fill vacancies in the Committee by election from the Trustees. When the Board of Trustees is not in session, the Executive Committee shall have and may exercise any or all of the powers of the Board of Trustees in the management of the business and affairs of the Trust (including the power to authorize the seal of the Trust to be affixed to all papers which may require it) except as provided by law and except the power to increase or decrease the size of, or fill vacancies on the Board. The Executive Committee may fix its own rules of procedure, and may meet, when and as provided by such rules or by resolution of the Board of Trustees, but in every case the presence of a majority shall be necessary to constitute a quorum. In the absence of any member of the Executive Committee the members thereof present at any meeting, whether or not they constitute a quorum, may appoint a member of the Board of Trustees to act in the place of such absent member.
         Section 8. Other Committees. The Board of Trustees, by the affirmative vote of a majority of the entire Board, may appoint other committees which shall in each case consist of such number of members and shall have and may exercise such powers as the Board may determine in the resolution appointing them. A majority of all members of any such committee may determine its action, and fix the time and place of its meetings, unless the Board of Trustees shall otherwise provide. The Board of Trustees shall have power at any time to change the members and powers of any such committee, to fill vacancies, and to discharge any such committee.

         Section 9. Informal Action by and Telephone Meetings of Trustees and Committees. Any action required or permitted to be taken at any meeting of the Board of Trustees or any committee thereof may be taken without a meeting, if a written consent to such action is signed by all members of the Board, or of such committee, as the case may be. Trustees or members of a committee of the Board of Trustees may participate in a meeting by means of a conference telephone or similar communications equipment; such participation shall, except as otherwise required by the 1940 Act, have the same effect as presence in person.

         Section 10. Compensation of Trustees. Trustees shall be entitled to receive such compensation from the Trust for their services as may from time to time be voted by the Board of Trustees.

         Section 11. Dividends. Dividends or distributions payable on the Shares may, but need not be, declared by specific resolution of the Board as to each dividend or distribution; in lieu of such specific resolutions, the Board may, by general resolution, determine the method of computation thereof, the method of determining the Shareholders to which they are payable and the methods of determining whether and to which Shareholders they are to be paid in cash or in additional Shares.


                                   ARTICLE III
                                    OFFICERS

         Section 1. Executive Officers. The executive officers of the Trust shall be chosen by the Board of Trustees. These may include a Chairman of the Board of Trustees, and shall include a President, a Secretary and a Treasurer. The Chairman of the Board of Trustees, if any, shall be selected from among the Trustees. The Board of Trustees may also in its discretion appoint one or more Vice-Presidents, Assistant Secretaries, Assistant Treasurers, (the number thereof to be determined by the Board of Trustees) and other officers, agents and employees, who shall have such authority and perform such duties as the Board or the Executive Committee may determine. The Board of Trustees may fill any vacancy which may occur in any office. Any two offices, except those of President and Vice-President, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity, if such instrument is required by law or by these By-Laws to be executed, acknowledged or verified by two or more officers.

         Section 2. Term of Office. The term of office of all officers shall be as fixed by the Board of Trustees; however, any officer may be removed from office at any time with or without cause by the vote of a majority of the entire Board of Trustees.

         Section 3. Powers and Duties. The officers of the Trust shall have such powers and duties as generally pertain to their respective offices, as well as such posers and duties as may from time to time be conferred by the Board of Trustees or the Executive Committee.


                                   ARTICLE IV
                                 INDEMNIFICATION

         Section 1. Definitions. As used in this Article the following terms shall have the meanings set forth below:

                  (a) The term  "indemnitee"  shall  mean any  present or former
Trustee, officer or employee of the Fund, any present or former Trustee or officer of another trust or corporation whose securities are or were owned by the Fund or of which the Fund is or was a creditor and who served or serves in such capacity at the request of the Fund, any present or former investment adviser, sub-adviser or principal underwriter of the Fund and the heirs, executors, administrators, successors and assigns of any of the foregoing; however, whenever conduct by an indemnitee is referred to, the conduct, shall be that of the original indemnitee rather than that of the heir, executor, administrator, successor or assignee.

                  (b) The term "covered proceeding" shall mean any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which an indemnitee is or was a party or is threatened to be made a party by reason of the fact or facts under which he, she or it is an indemnitee as defined above.

                  (c)  The  term   "disabling   conduct"   shall  mean   willful
misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office in question.

                  (d) The term "covered expenses" shall mean expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding.

                  (e) The term "adjudication of liability" shall mean, as to any covered proceeding and as to any indemnitee, an adverse determination as to the indemnitee whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent.

         Section 2. Discretionary Advancement of Expenses. The Fund may advance to an indemnitee, prior to the final disposition of a covered proceeding, covered expenses incurred by the indemnitee in connection with the covered proceeding if the Fund receives an undertaking by or on behalf of the indemnitee to repay the advance in the event there is an adjudication of liability against the indemnitee expressly based on a finding of disabling conduct. Such undertaking may be accepted by the Fund at any time prior to such adjudication and without reference to the financial ability of the indemnitee to make repayment.

         Section 3. Other Rights. Nothing herein shall be deemed to affect the right of the Fund and/or any indemnitee to acquire and pay for any insurance covering any or all indemnitees to the extent permitted by the 1940 Act or to affect any other indemnification rights to which any indemnitee may be entitled to the extent permitted by the 1940 Act.


                                    ARTICLE V
                                     SHARES

         Section 1. Certificates of Shares. Each Shareholder of the Trust may be issued a certificate or certificates for his Shares in such form as the Board of Trustees may from time to time prescribe, but only if and to the extent and on the conditions prescribed by the Board.

         Section 2. Transfer of Shares. Shares shall be transferable on the books of the Trust by the holder thereof in person or by his duly authorized attorney or legal representative, upon surrender and cancellation of certificates, if any, for the same number of Shares, duly endorsed or accompanied by proper instruments of assignment and transfer, with such proof of the authenticity of the signature as the Trust or its agent may reasonably require; in the case of shares not represented by certificates, the same or similar requirements may be imposed by the Board of Trustees.

         Section 3. Stock Ledgers. The stock ledgers of the Trust, containing the name and address of the Shareholders and the number of shares held by them respectively, shall be kept at the principal offices of the Trust or, if the Trust employs a transfer agent, at the offices of the transfer agent of the Trust.

         Section 4. Lost, Stolen or Destroyed Certificates. The Board of Trustees may determine the conditions upon which a new certificate may be issued in place of a certificate which is alleged to have been lost, stolen or destroyed; and may, in their discretion, require the owner of such certificate or his legal representative to give bond, with sufficient surety to the Trust and the transfer agent, if any, to indemnify it and such transfer agent against any and all loss or claims which may arise by reason of the issue of a new certificate in the place of the one so lost, stolen or destroyed.

                                   ARTICLE VI
                                      SEAL

         The Board of Trustees shall provide a suitable seal of the Trust, in such form and bearing such inscriptions as it may determine.


                                   ARTICLE VII
                                   FISCAL YEAR

         The fiscal year of the Trust shall be fixed by the Board of Trustees.


                                  ARTICLE VIII
                              AMENDMENT OF BY-LAWS

         The By-Laws of the Trust may be altered, amended, added to or repealed by the Shareholders or by majority vote of the entire Board of Trustees, but any such alteration, amendment, addition or repeal of the By-Laws by action of the Board of Trustees may be altered or repealed by the Shareholders.

                                                                      EXHIBIT 5


                               THE PARNASSUS FUND
                          INVESTMENT ADVISORY AGREEMENT


         AGREEMENT made this 27th day of March, 1998, by and between THE PARNASSUS FUND (the "Fund"), a Massachusetts business trust, and PARNASSUS INVESTMENTS (the "Adviser").

                              W I T N E SS E T H :

         In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

     1.  In General
         ----------
              The Adviser agrees, all as more fully set forth herein, to act as managerial investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange the purchase and sale of securities held in the portfolio of the Fund and generally administer the affairs of the Fund.

     2. Duties and  Obligation  of the Adviser with respect to Management of the
        ------------------------------------------------------------------------
        Fund
        ----
         (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Fund, the Adviser shall:

                  (i) Decide what  securities  shall be purchased or sold by the
                      Fund and when; and

                  (ii)Arrange for the purchase and the sale of  securities  held in the portfolio of the Fund by placing purchase and sale orders for the Fund.

         (b) Any investment purchases or sales made by the Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the provisions of the Investment Company Act of 1940 (the "Act") and of any rules or regulations in force thereunder; (2) any other applicable provisions of law; (3) the provisions of the Declaration of Trust and By-Laws of the Fund as amended from time to time;
                  (5) any policies and fundamental policies of the Fund, as reflected in its registration statement under the Act, or as amended by the shareholders of the Fund.

         (c) The Adviser shall also administer the affairs of the Fund and, in connection therewith, shall be responsible for (i) maintaining the Fund's books and records (other than financial or accounting books and records or those being maintained by the Fund's custodian, transfer agent or accounting services agent); (ii) overseeing the Fund's insurance relationships;

                      The  Adviser  shall give the Fund the  benefit of its best judgement and effort in rendering services thereunder, but the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. Nothing contained therein shall, however, be construed to protect the Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

                      The Fund agrees that the word  "Parnassus"  in its name is derived from the name of the Adviser and is the property of the Adviser for copyright and all other purposes and that, therefore, such word may be freely used by the Adviser as to other investment companies or other investment products. The Fund further agrees that, in the event that the Adviser ceases to be the Fund's investment adviser for any reason, the Fund will (unless the Adviser otherwise consents in writing) promptly take all necessary steps to change its name to a name not including the word "Parnassus".

                      It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Adviser for inclusion therein. The Fund agrees to indemnify the Adviser to the full extent permitted by the Fund's Declaration of Trust.

     3.  Broker-Dealer Relationships
         ---------------------------
                  In connection with its duties set forth in Section 2(a)(ii) of this Agreement to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgment, implement the policy of the Fund to achieve "best execution", i.e. prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized to consider the reliability, integrity and financial condition of the broker.

                  The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Fund and/or other accounts of the Adviser. The commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall discretion. The Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. To demonstrate that such determinations were in good faith and to show the overall reasonableness of commissions paid, the Adviser shall be prepared to show that commissions paid (i) were for purposes contemplated by this Agreement; (ii) were not allocated or paid for products or services which were readily and customarily available and offered to the public on a commercial basis; and (iii) were within a reasonable range as compared to the rates charged by qualified brokers to other institutional investors as such rates may become known from available information. The Fund recognizes that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question. The Adviser is also authorized to consider sales of shares as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution" as defined above.

     4.  Allocation of Expenses
         ----------------------
                  The Adviser agrees that it will furnish the Fund, at the Adviser's expense, with all office space and facilities, and equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Adviser will also pay all compensation of all Trustees, officers and employees of the Fund who are affiliated persons of the Adviser. All costs and expenses not expressly assumed by the Adviser under this Agreement shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian, shareholder servicing or transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute and the Social Investment Forum or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations which the Fund may have to indemnify its officers and Trustees with respect thereto.

     5.  Compensation of the Adviser
         ---------------------------
         (a) The Fund agrees to pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser hereunder, an annual management fee payable monthly and computed at the following annual percentages of the Fund's average daily net assets: 1.00% of the first $10 million in assets; 0.75% of the amount above $10 million in assets up to $30 million; 0.70% of the amount above $30 million up to $100 million; 0.65% of the amount above $100 million up to $200 million; 0.60% of the amount above $200.

         (b) In the event the expenses of the Fund (including the fees of the Adviser and amortization of organization expenses but excluding interest, taxes, brokerage commissions, extraordinary expenses and sales charges and distribution fees) for any fiscal year exceed the limits set by applicable regulations of state securities commissions, the Adviser will reduce its fee by the amount of such excess. Any such reductions are subject to readjustment during the year. The payment of the management fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Fund so that at no time will there be any accrued but unpaid liability under this expense limitation.

     6.  Duration and Termination
         ------------------------
         (a) This Agreement shall go into effect on the date set forth above and shall, unless terminated as hereinafter provided, continue in effect until December 31, 1998, and thereafter from year to year, but only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees, including the vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

         (b) This Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund sixty (60) days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty (60) days' written notice (which notice may be waived by the Adviser), provided that such termination by the Fund shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund at the time outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its assignment (as so defined).

         IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons and their seals to be hereunto affixed, all as of the day and year first above written.

                                             THE PARNASSUS FUND


Date: March 27, 1998                         By___________________________
                                             Richard Silberman, Secretary

                                             PARNASSUS INVESTMENTS

Date: March 27, 1998                         By____________________
                                             Jerome L. Dodson, President

                                                                      EXHIBIT 11

                              Deloitte & Touche LLP
                                50 Fremont Street
                          San Francisco, CA 94105-2230
                            Telephone: (415) 247-4000
                            Facsimile: (415) 247-4329




INDEPENDENT AUDITORS' CONSENT


The Parnassus Fund:

We consent to (a) the incorporation by reference in this Post-Effective Amendment No. 16 to Registration Statement No. 2-93131 of the Parnassus Fund on Form N-1A of our report dated January 16, 1998 appearing in the Fund's 1997 Annual Report to Shareholders incorporated by reference in the Statement of Additional Information, which is part of such Registration Statement, (b) the reference to us under the heading "Financial Highlights" in the Prospectus, which is a part of such Registration Statement, and (c) the reference to us under the heading "General Information" in such Prospectus.


Deloitte & Touche LLP
March 27, 1998
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                                   EXHIBIT 14
                 INDIVIDUAL RETIREMENT ACCOUNT FORM & ROTH IRA
                                    PENDING

                                                                      Exhibit 16


                   Calculation of Parnassus Fund Total Return
                   ------------------------------------------

The Parnassus Fund calculates its average annual total return quotations for the one-year, five-year and ten-year periods ended on the date of the most recent balance sheet included in the registration statement, by finding the average annual compounded rates of return over the one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                        n
                                  P(1+T) = ERV

Where:            P      =    a hypothetical initial payment of $1,000

                  T      =    average annual total return

                  n      =    number of years

                  ERV    =    ending redeemable value of a hypothetical $1,000
                              payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof);

These calculations incorporate the following assumptions:

1. The maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment.

2. All dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, i.e., any sales load charged upon reinvestment of dividends would be reflected.

3. All recurring fees, if any, charged to all shareholder accounts are included.

4. The ending redeemable value assumes a complete redemption at the end of the 1, 5, or 10 year periods and the deduction of all nonrecurring charges deducted at the end of each period.


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                                                              Exhibit 16- Page 2
One Year SEC Total Return Calculation:
--------------------------------------
Starting NAV: $34.39
Ending NAV: $35.74
Total Distributions during the period: $8.55

On 12/31/97, a $1,000 investment made on 12/31/96 would be worth: $1,251.60
Average Annual Total Return: 25.16%


Five Year SEC Total Return Calculation:
---------------------------------------
Starting NAV: $29.94
Ending NAV: $35.74
Total Distributions during the period: $16.87

On 12/31/97, a $1,000 investment made on 12/31/92 would be worth: $1,847.50
Average Annual Total Return: 13.06%


Ten Year SEC Total Return Calculation:
--------------------------------------
Starting NAV: $16.16
Ending NAV: $35.74
Total Distributions during the period:$23.11

On 12/31/97, a $1,000 investment made on 12/31/87 would be worth: $4,452.90
Average Annual Total Return: 16.11%